UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

New Horizon Aircraft Ltd.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

New Horizon Aircraft Ltd.
3187 Highway 35
Lindsay, Ontario, K9V 4R1
(613) 866-1935

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON November 25, 2025

To the Shareholders of New Horizon Aircraft Ltd.:

The annual meeting of shareholders (the “Annual Meeting”) of New Horizon Aircraft Ltd. (the “Company”) will be held exclusively online via the Internet on Tuesday, November 25, 2025, at 10:00 a.m. Eastern Time. The purposes of the meeting are:

1.      To receive the audited consolidated financial statements of the Company for the fiscal year ended May 31, 2025 (with comparative statements relating to the preceding fiscal period) together with the reports of the auditors therein;

2.      To elect two Class II directors (Proposal 1);

3.      To appoint MNP LLP as our auditor and independent registered public accounting firm for the fiscal year ending May 31, 2026 (Proposal 2);

4.      To approve the New Horizon Aircraft Ltd. Employee Stock Purchase Plan (Proposal 3); and

5.      To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors (the “Board”) has fixed the close of business on October 21, 2025 as the record date (the “record date”) for determining holders of our Class A ordinary shares, without par value (the “Class A Ordinary Shares”) entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. On the record date, there were            Class A Ordinary Shares issued and outstanding.

The accompanying proxy statement for the Annual Meeting (the “Proxy Statement”) contains important information about the Annual Meeting and each of the proposals. The Proxy Statement for the Annual Meeting is dated October            , 2025 and is being distributed or made available to shareholders on or about that date.

The Annual Meeting will be presented exclusively online at https://www.cstproxy.com/newhorizonaircraft/2025. You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions to management during the Annual Meeting by visiting https://www.cstproxy.com/newhorizonaircraft/2025 and entering the 12-digit control number received with your proxy card.

Your vote is important.    Whether or not you plan to attend the virtual Annual Meeting, please vote by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting. Instructions for voting are described in the Proxy Statement and the proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, NOVEMBER 25, 2025:    The Company’s Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended May 31, 2025 are available at www.proxyvote.com.

By order of the Board of Directors,

Brandon Robinson
Lindsay, Ontario	Chief Executive Officer
Date: October , 2025

NEW HORIZON AIRCRAFT LTD.
Proxy Statement
For the Annual Meeting of Shareholders
To Be Held on November 25, 2025

i

NEW HORIZON AIRCRAFT LTD.
3187 Highway 35
Lindsay, Ontario, K9V 4R1
(613) 866-1935

PROXY STATEMENT FOR THE
2025 ANNUAL MEETING OF SHAREHOLDERS
INTRODUCTION

2025 Annual Meeting of Shareholders

This proxy statement and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of New Horizon Aircraft Ltd. (“we,” “us,” or the “Company”), which will be held on Tuesday, November 25, 2025, at 10:00 a.m. Eastern Time virtually via the Internet at https://www.cstproxy.com/newhorizonaircraft/2025. You will need to enter the 12-digit control number received with your proxy card to enter the Annual Meeting via the online web portal.

By visiting this website, you may attend the Annual Meeting virtually online, vote your shares electronically and submit your questions to management during the Annual Meeting.

This proxy statement for the Annual Meeting (the “Proxy Statement”) and our Annual Report on Form 10-K for the year ended May 31, 2025 (the “Annual Report”) are available to shareholders at www.proxyvote.com. The Proxy Statement contains important information about the Annual Meeting and each of the proposals. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

This Proxy Statement for the Annual Meeting is dated October    , 2025 and is being distributed or made available to shareholders on or about that date.

Proposals to be Voted on at the Annual Meeting

The following matters are scheduled to be voted on at the Annual Meeting:

•        Proposal 1:    To elect two Class II directors nominated by our board of directors (the “Board”) and named in this Proxy Statement to serve until our 2028 annual meeting of shareholders;

•        Proposal 2:    To appoint MNP LLP as our auditor and independent registered public accounting firm for the year ending May 31, 2026; and

•        Proposal 3:    To approve the New Horizon Aircraft Ltd. Employee Stock Purchase Plan.

Our “named executive officers” in this Proxy Statement, as determined under applicable U.S. Securities and Exchange Commission (“SEC”) rules for smaller reporting companies like the Company, are:

•        Brandon Robinson, Chief Executive Officer;

•        Jason O’Neill, Chief Operating Officer; and

•        Brian Merker, Chief Financial Officer.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

Questions and Answers about the Annual Meeting

Please see “Questions and Answers about the Annual Meeting” beginning on page 3 for important information about the proxy materials, voting, the Annual Meeting, Company documents, and communications. For information related to submitting shareholders’ proposals and director nominees for the 2026 annual meeting of shareholders, please see “Shareholder Proposals” beginning on page 47.

If you have any questions, require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:

Investor Relations
New Horizon Aircraft Ltd.
3187 Highway 35
Lindsay, Ontario, K9V 4R1
(613) 866-1935
IR@horizonaircraft.com

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You received these proxy materials because you owned Class A ordinary shares, without par value, of the Company (the “Class A Ordinary Shares”) as of October 21, 2025, the record date for the Annual Meeting (the “record date”), and our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement describes matters on which we would like you to vote at the Annual Meeting. It also gives you information on these matters so that you can make an informed decision.

Why does the Company need to hold an annual meeting of shareholders?

The Annual Meeting is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620 states that a listed company must have an annual shareholders’ meeting during each fiscal year. Further, pursuant to section 182 of the Business Corporations Act (British Columbia) (the “BCBCA”), companies are required to hold an annual general meeting of shareholders at least once each calendar year and not more than 15 months after the last annual general meeting.

How do I attend the Annual Meeting online?

We will host the Annual Meeting exclusively live online. Any shareholder can attend the Annual Meeting live online and submit questions during the meeting at https://www.cstproxy.com/newhorizonaircraft/2025. To enter the Annual Meeting, you will need the 12-digit control number included in your proxy card (if you received a printed copy of the proxy materials). Instructions on how to attend and participate online, including how to demonstrate proof of share ownership, are posted at https://www.cstproxy.com/newhorizonaircraft/2025. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. On the record date, there were             Class A Ordinary Shares issued and outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting on the matters described in this Proxy Statement. Each holder of Class A Ordinary Shares is entitled to one vote per Class A Ordinary Share held.

How do I vote my shares without attending the Annual Meeting?

If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. Shareholders of record may vote by using the Internet, by telephone or, if you received a proxy card by mail, by mail as described below. Shareholders of record also may attend the Annual Meeting virtually and vote during the Annual Meeting.

•        You may vote by using the Internet.    The address of the website for Internet voting is www.proxyvote.com. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on November 24, 2025, the day before the Annual Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

•        You may vote by telephone.    The toll-free telephone number is noted on your proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on November 24, 2025, the day before the Annual Meeting. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•        You may vote by mail.    If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope. Your proxy card must be received by the close of business on November 24, 2025, the day before the Annual Meeting.

•        You may vote in person.    You may attend the Annual Meeting in person and vote your shares at the Annual Meeting.

When you vote by any of the above methods, you appoint Brandon Robinson, our Chief Executive Officer as your representative (or proxyholder) at the Annual Meeting. By doing so, you ensure that your shares will be voted whether or not you attend the Annual Meeting. If you are a shareholder entitled to vote your shares at the Annual Meeting, you have the right to appoint a person or company other than the person(s) designated in the proxy card, who need not be a shareholder, to attend and act for you and on your behalf at the Annual Meeting. You may do so either by inserting the name of that other person in the blank space provided in the proxy card or by completing and delivering another suitable form of proxy.

The securities of the Company represented by the proxy card will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and that, if the shareholder specifies a choice with respect to any matter to be acted upon, such securities will be voted accordingly.

In addition, the proxyholder, in his discretion, is further authorized to vote (a) for the election of a person to the Board if a nominee named in this Proxy Statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

If you hold shares through a bank or broker (i.e., in “street name”), please refer to your proxy card or other information forwarded by your bank or broker to see which voting options are available to you.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend. If you desire to vote at the Annual Meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote virtually at the Annual Meeting.

How do I vote at the Annual Meeting?

We will be hosting the Annual Meeting live via webcast. Any shareholder can attend the Annual Meeting live online at https://www.cstproxy.com/newhorizonaircraft/2025. If you were a shareholder as of the record date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•        Instructions on how to attend and participate via the Internet, including how to demonstrate proof of share ownership, are posted at https://www.cstproxy.com/newhorizonaircraft/2025.

•        Assistance with questions regarding how to attend and participate via the Internet will be provided at https://www.cstproxy.com/newhorizonaircraft/2025 on the day of the Annual Meeting.

•        Webcast starts at 10:00 a.m., Eastern Time.

•        You will need your 12-digit control number to enter the Annual Meeting.

•        Shareholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 12-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker. If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of shareholders as of the record date.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the shareholder of record of your shares, you may revoke your proxy in any one of three ways:

•        You may submit a subsequent proxy by using the Internet, by telephone or by mail with a later date;

•        You may deliver a written notice that you are revoking your proxy to the Company at 3187 Highway 35 Lindsay, Ontario, K9V 4R1; or

•        You may attend the Annual Meeting virtually and vote your shares at the Annual Meeting. Simply attending the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a Question and Answer (“Q&A”) session, during which we intend to answer questions from shareholders present at the Annual Meeting that are pertinent to the Company and the meeting matters, as time permits. Only shareholders of record as of the record date will be permitted to submit questions during the Annual Meeting. Each shareholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•        irrelevant to the business of the Company or to the business of the Annual Meeting;

•        related to material non-public information of the Company, including the status or results of our business since our Annual Report;

•        related to any pending, threatened or ongoing litigation;

•        related to personal grievances;

•        derogatory references to individuals or that are otherwise in bad taste;

•        substantially repetitious of questions already made by another shareholder; or

•        out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the chairman of the Annual Meeting or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct,” copies of which will be available for review at the Annual Meeting.

How many votes do you need to hold the Annual Meeting?

We will not hold the Annual Meeting unless a quorum of holders of 33 1/3 percent of the voting power of the outstanding shares of the Company entitled to vote at the meeting is represented in person or by proxy at the Annual Meeting. On the record date, there were            Class A Ordinary Shares entitled to            votes in the aggregate. Therefore, for us to have a quorum, shares entitled to            votes must be represented by shareholders present at the Annual Meeting or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting in person and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the shareholders entitled to vote at the meeting, present or represented, will have the power to adjourn the meeting from time to time until a quorum shall be present or represented.

What matters will be voted on at the Annual Meeting?

The following matters are scheduled to be voted on at the Annual Meeting:

•        Proposal 1:    To elect two Class II directors nominated by our Board and named in this Proxy Statement to serve until our 2028 annual meeting of shareholders;

•        Proposal 2:    To appoint MNP LLP as our auditor and independent registered public accounting firm for the year ending May 31, 2026; and

•        Proposal 3:    To approve the New Horizon Aircraft Ltd. Employee Stock Purchase Plan.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

What will happen if I do not vote my shares?

Shareholder of Record:    Shares Registered in Your Name. If you are the shareholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owner:    Shares Registered in the Name of Broker or Bank. Brokers, banks or other nominees who hold our Class A Ordinary Shares for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposal 2 is the only routine matter in this Proxy Statement. Therefore, your broker has the discretion to vote your shares on Proposal 2 but does not have discretion to vote your shares on Proposals 1, 3 or 4.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the Annual Meeting in accordance with your wishes.

How may I vote for each proposal and what is the vote required for each proposal?

Proposal 1:    Election of Class II directors.

With respect to the election of the nominees for director, you may:

•        vote FOR the election of the two nominees for director;

•        WITHHOLD your vote for the two nominees for director; or

•        vote FOR the election of the two nominees for director except for one particular nominee.

Directors are elected by a majority of the votes cast at the Annual Meeting, meaning we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively for each director to be elected. Only votes cast FOR a nominee will be counted. An instruction to WITHHOLD authority to vote for a nominee will result in the nominee receiving fewer votes but will not count as a vote against the nominee. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Proposal 2:    To appoint MNP LLP as our auditor and independent registered public accounting firm for the year ending May 31, 2026.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 2. For Proposal 2 to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on the proposal. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST Proposal 2 and will have no effect on the proposal.

Proposal 3:    To approve the New Horizon Aircraft Ltd. Employee Stock Purchase Plan.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 3. For Proposal 3 to be approved, we must receive a FOR vote from the holders of at a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on the proposal. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST Proposal 3 and will have no effect on the proposal.

How does the Board recommend that I vote?

The Board recommends that you vote FOR each director nominee, and FOR Proposals 2 and 3.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

•        Proposal 1:    FOR the election of each nominee for director.

•        Proposal 2:    FOR the appointment of MNP LLP as our auditor and independent registered public accounting firm for the year ending May 31, 2026.

•        Proposal 3:    FOR the approval of the New Horizon Aircraft Ltd. Employee Stock Purchase Plan.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. The proxyholders, in their discretion, are further authorized to vote (a) for the election of a person to the Board if a nominee named in this Proxy Statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

What happens if a director nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either:

•        reduce the number of directors that serve on the Board; or

•        designate a substitute nominee.

If the Board designates a substitute nominee, the proxyholders will exercise their discretion as described above and vote for the substitute nominee.

Who is paying for this proxy solicitation?

The accompanying proxy is being solicited by the Board. In addition to this solicitation, our officers, directors and employees may solicit proxies in person, by telephone, or by other means of communication. Officers, directors and employees will not be paid any additional compensation for soliciting proxies. The Company does not intend to send proxy materials for the Annual Meeting directly to beneficial shareholders who do not object to the Company knowing their identity (commonly referred to as “NOBOs” or “non-objecting beneficial owners”) The Company has retained Sodali & Co. (“Sodali”) as the Company’s proxy solicitor to assist in the solicitation of proxies for the Annual Meeting. The Company has agreed to pay Sodali an estimated fee of approximately $10,000 as well as reasonable and customary documented expenses. The Company has also agreed to indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. We will pay for the entire cost of soliciting proxies. Upon request, we may reimburse brokers, dealers, banks, other agents and voting trustees and their nominees who are holders of record of the Company’s Class A Ordinary Shares on the record date for the reasonable expenses incurred in forwarding proxy materials to beneficial owners.

What happens if the Annual Meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than four business days following the conclusion of the Annual Meeting and in a report of voting results that we will file in Canada on SEDAR+ promptly following the Annual Meeting.

How can I find the Company’s proxy materials and Annual Report on the Internet?

This Proxy Statement and the Annual Report are available at our corporate website at www.horizonaircraft.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov and in Canada on the SEDAR+ website at www.sedarplus.ca. Additionally, in accordance with SEC rules, you may access these materials at www.proxyvote.com.

How do I obtain a separate set of proxy materials if I share an address with other shareholders?

In some cases, shareholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions receive only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs. If you would like to have a separate copy of the Proxy Statement or the Annual Report mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, shareholders receiving multiple copies of the proxy materials at the same address may wish to receive only one. If you would like to receive only one copy if you now receive more than one, please submit your request to the address or phone number that appears on your proxy card.

Can I receive future proxy materials and annual reports electronically?

Yes. This Proxy Statement and the Annual Report are available at our corporate website at www.horizonaircraft.com. Instead of receiving paper copies in the mail, shareholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings and will give you an automatic link to the proxy voting site.

Who can I contact if I have any questions?

If you have any questions, would like additional proxy materials or proxy cards, or need assistance in voting your shares, please contact Investor Relations, New Horizon Aircraft Ltd., by mail at 3187 Highway 35, Lindsay, Ontario, K9V 4R1, by telephone at (613) 866-1935 or by email at IR@horizonaircraft.com.

Can I submit a proposal for inclusion in the Proxy Statement for the 2026 annual meeting?

Our shareholders may submit proper proposals for inclusion in our Proxy Statement and for consideration at our 2026 annual meeting of shareholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. Please see “Shareholder Proposals” beginning on page 47 for more information.

Can I submit a nomination for director candidates and proposals not intended for inclusion in the Proxy Statement for the 2026 annual meeting?

Our shareholders may nominate persons for election to the Board at the 2026 annual meeting of shareholders by delivering written notice of the nomination to the Secretary of the Company in a timely manner Please see the section entitled “Shareholder Proposals” beginning on page 47 for more information.

Where can I obtain a copy of the Company’s Articles?

A copy of our Articles (as amended, the “Articles”) which includes provisions governing the notice requirements set forth above, may be obtained by writing to the Secretary of the Company. Such requests and all notices of proposals and director nominations by shareholders should be sent to New Horizon Aircraft Ltd., 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer.

EXPLANATORY NOTE

On January 12, 2024 (the “Closing Date”), the Company (f/k/a Pono Capital Three, Inc. (“Pono”)) consummated the previously announced business combination pursuant to that certain Business Combination Agreement, dated August 15, 2023 (the “Business Combination Agreement”), by and among the Company, Pono Three Merger Acquisitions Corp., a British Columbia company and wholly-owned subsidiary of Pono (“Merger Sub”), and Robinson Aircraft, Ltd. d/b/a Horizon Aircraft, a British Columbia company (“Legacy Horizon”). On January 10, 2024, pursuant to the Business Combination Agreement, Pono was continued and de-registered from the Cayman Islands and redomiciled as a British Columbia company on January 11, 2024 (the “SPAC Continuance”). Pursuant to the Business Combination Agreement, on January 12, 2024, Merger Sub and Legacy Horizon were amalgamated under the laws of the Province of British Columbia (the “Business Combination”). On the Closing Date, and in connection with the closing of the Business Combination (the “Closing”), the Company changed its name to “New Horizon Aircraft Ltd.”

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1
ELECTION OF DIRECTORS

General

The Board is currently composed of five directors divided into three classes with staggered three-year terms as shown below.

Director Class	Directors in the Class	Annual Meeting at which Term of Office Expires
Class I	Trisha Nomura and John Pinsent	2027
Class II	Jason O’Neill and John Maris	2025
Class III	Brandon Robinson	2026

Jason O’Neill is the brother-in-law of Brandon Robinson. There are no other family relationships among any of our directors or executive officers.

Nominees for Election as Class II Directors at the Annual Meeting

This year’s nominees for election to the Board as Class II directors are John Maris and Jameel Janjua. Jason O’Neill, a Class II director during fiscal year 2025, is not being nominated for re-election to the Board as a Class II director. He will continue in his role as Chief Operating Officer of the Company. Dr. Maris is currently a member of our Board. Mr. Janjua was identified and recommended by management to the nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) as a potential director. For more information regarding the director nomination process, see the section entitled “Nominating and Corporate Governance Committee.”

Dr. Maris and Mr. Janjua are each being nominated to serve until our 2028 annual meeting of shareholders, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal. Both Dr. Maris and Mr. Janjua has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve if elected.

Name and Residence	Age	Positions and Offices Held with Company	Director Since	Other Public Boards(1)
John Maris Quebec, Canada	66	Director	2024	None
Jameel Janjua New Mexico, USA	46	—	—	None

____________

(1)      Number of other boards of directors of public companies on which the director currently serves.

Below is additional information about the nominees as of the date of this Proxy Statement, including business experience, public company director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused our Nominating and Corporate Governance Committee and our Board to determine that he should continue to serve as one of our directors.

John Maris has served as an independent director of The Company since the Business Combination. Dr. Maris has served as the Chief Executive Officer of Cert Centre Canada (“3C”), a privately held business that provides consulting services in the aerospace industry, since 2008. At 3C, Dr. Maris has overseen flight testing, research and development, and certification services provided to aerospace organizations across the world. Since 1995, Dr. Maris has also served as President and Chief Executive Officer of Marinvent Corporation, a company established to develop procedures and technologies to increase the efficiency and reduce the risk of aeronautical programs, including the Electronic Flight Bag (EFB) technology. Dr. Maris also founded Maris Worden Aerospace in 1986. From 1993 to 1995, Dr. Maris served as the Mobile Servicing System Control Equipment Manager for the International Space Station for the Canadian Space Agency. From 1983 to 1993, Dr. Maris was a project officer and experimental test pilot for the Canadian Department of National Defense. In 1983, Dr. Maris enlisted in the Royal Canadian Air Force and graduated from the United States Air Force Test Pilot Course at Edwards Air Force Base in California in 1989. Dr. Maris subsequently served four years as Project Officer and Experimental Test Pilot at the Aerospace Engineering Test Establishment at Cold Lake, Alberta. In 1995, holding the rank of Major, Dr. Maris retired from the Canadian

Forces to devote full-time to Marinvent Corporation. Dr. Maris earned a B.Sc. in Aeronautical Engineering at the Imperial College of Science and Technology at London University in 1979, and subsequently earned a Master of Aeronautical Science degree in 1982 and a Master of Aviation Management degree in 1983, both with Distinction from Embry-Riddle Aeronautical University (ERAU) at Daytona Beach, Florida. In 2017, Dr. Maris received his Ph.D. from ERAU, earning his doctorate in Aviation Safety and Human Factors. In 2018 he was granted Affiliate Professor status at Concordia University in Montréal. Dr. Maris sits on a number of the Concordia University’s boards and is also on the Centre technologique en aérospatiale board.

Dr. Maris’ vast experience in the aerospace industry, both as a pilot and entrepreneur, makes him an important member of our Board.

Jameel Janjua has served as an astronaut and experimental test pilot with Virgin Galactic since October 2020. In 2024, he became the tenth Canadian professional astronaut to travel to space and the first to pilot a winged rocket ship. Mr. Janjua has worked on some of the most innovative and cutting-edge technologies in both air and space. As an experimental test pilot, Mr. Janjua has supported the development, testing, and operation of the only human-flown commercial spaceflight system in existence. Mr. Janjua also instructed at the highest possible level in this field, at the United States Air Force Test Pilot School (“USAF TPS”). Prior to this, Mr. Janjua served as a fighter test pilot with the United States Air Force (“USAF”) at Edwards Air Force Base, where he was the project pilot for the Automatic Ground Collision Avoidance System (“AGCAS”), a semi-autonomous system that has been credited with saving numerous lives in the F-16. The AGCAS team’s efforts won them the Collier Trophy in 2018, for the greatest achievement in aerospace in America that year. During his time flying with the USAF, Mr. Janjua also contributed to the development of advanced flight controls and other systems on the F-15SA Advanced Eagle. Prior his time at the USAF, Mr. Janjua was a fighter pilot and fighter weapons instructor, having flown operationally with both the Royal Air Force and the Royal Canadian Air Force. He is a veteran of 84 combat missions in support of Allied operations and was appointed as an Officer in the Order of Military Merit upon his retirement from service in 2018. Mr. Janjua has more than 5,500 flying hours across 65 different aircraft types, including one spaceship. Mr. Janjua holds an MBA with a major in Finance from the Wharton School, University of Pennsylvania, where he was named a Palmer Scholar and graduated first in his class. He is a distinguished graduate of USAF TPS and was awarded the Liethen-Tittle Award as the top graduate. Mr. Janjua holds a Master’s degree in Aeronautics and Astronautics from the Massachusetts Institute of Technology (MIT), where he attended with a scholarship from the Natural Sciences and Engineering Research Council of Canada. He also received the Governor General’s Medal at the Royal Military College of Canada, where he earned a Bachelor’s degree in Chemical and Materials Engineering. Mr. Janjua has served as an officer on the board of directors for the Society of Experimental Test Pilots since 2017.

Mr. Janjua’s distinguished career in aerospace and defense makes him an ideal candidate to serve on the Board.

Required Vote and Recommendation of the Board for Proposal 1

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the election of our directors. Directors are elected by a majority of the votes cast at the Annual Meeting, meaning we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively for each director to be elected. You may vote FOR or WITHHOLD on each nominee for election as director. Only votes cast FOR a nominee will be counted. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted on Proposal 1 FOR the election of Dr. Maris and Mr. Janjua to the Board at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. A broker non-vote or a properly executed proxy (or ballot) marked WITHHOLD with respect to the election of a Class II director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.

The Board unanimously recommends that you vote FOR the election of
John Maris and Jameel Janjua to the Board.

Continuing Directors Not Standing for Election at the Annual Meeting

Certain information about those directors whose terms do not expire at the Annual Meeting and who will otherwise continue to serve on the Board is furnished below, including their business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the directors should serve as one of our directors. The age of each director as of the record date is provided in the following table.

Name and Residence	Age	Positions and Offices Held with Company	Director Since	Other Boards(1)
Trisha Nomura Hawaii, USA	46	Director	2024(2)	None
John Pinsent Alberta, Canada	65	Director	2024	1(3)
Brandon Robinson Ohio, USA	46	Chief Executive Officer and Director	2024	None

____________

(1)      Number of other boards of directors of public companies on which the director currently serves.

(2)      Ms. Nomura was previously a director of Pono since 2023

(3)      Mr. Pinsent serves on the board of directors of Enterprise Group, Inc., which is listed on the Toronto Stock Exchange.

Class I Directors (Terms Expire in 2027)

Trisha Nomura has served as independent director and chairperson of the audit committee of the Company (the “Audit Committee”) since the Business Combination. Ms. Nomura served as an independent director of Pono and was the chairperson of Pono’s audit committee prior to the Business Combination. She also served as an independent director of Pono Capital Two, Inc. (Nasdaq: PTWO) and as the Chief Financial Officer of Pono Capital Corp (Nasdaq: PONO). Since July 2018, Ms. Nomura has owned a consulting firm, Ascend Consulting, LLC. Prior to opening her own firm, Ms. Nomura worked in both public accounting and private industry. Ms. Nomura was the Chief Operating Officer of HiHR from July 2015 to December 2016, and the Vice President of Strategic Services from May 2014 to July 2015. Ms. Nomura also served as the Chief People Officer of ProService Hawaii from January 2017 to June 2018. Ms. Nomura began volunteering with the HSCPA since 2010 through the YCPA Squad, has been the Treasurer of Kaneohe Little League since 2013, and is a member of the AICPA, where she was selected to attend the Leadership Academy, has served on the Association Board of Directors, and is currently serving as an at-large Council member. Ms. Nomura is a CPA, not in public practice, and a CGMA. She is a graduate of Creighton University, where she obtained her Bachelor of Science in Business Administration in accounting, and of the University of Hawaii at Manoa, where she earned her Master of Accountancy degree.

Ms. Nomura’s consulting, accounting and management skills and knowledge make her an important member of our Board.

John Pinsent has served as an independent director of the Company since the Business Combination. In 2004. Mr. Pinsent founded St. Arnaud Pinsent Steman Chartered Professional Accountants (“SPS”), a chartered professional accounting firm based out of Edmonton, Alberta, Canada. Before founding SPS, Mr. Pinsent worked for ten years at Ernst & Young LLP, earning his Chartered Accountants designation in 1996. From 1986 to 1994, Mr. Pinsent served as the Controller and Vice President Finance of an Alberta based international retail organization. Mr. Pinsent earned his Bachelor of Education and Bachelor of Commerce (AD) degrees at the University of Alberta, has an ICD.D designation from the Institute of Corporate Directors and became an FCPA in 2013. Mr. Pinsent serves as a board member of Enterprise Group, Inc., a Toronto Stock Exchange listed company that provides specialized equipment and services in the build out of infrastructure for energy, pipeline, and construction industries. He also sits on the board of directors of several private companies and supports numerous non-profit and philanthropic initiatives. He has experience serving as board and audit committee chairs and has extensive experience in compliance and corporate governance in the public markets.

Mr. Pinsent’s experience providing accounting, audit, tax and business advisory services, along with his public company and board experience, make him an important member of our Board.

Class III Director (Term Expires in 2026)

Brandon Robinson has served as the Chief Executive Officer and as a member of the Board of the Company since the Business Combination, and previously served as the founder and Chief Executive Officer of Legacy Horizon and led the Legacy Horizon team since its inception in 2013. He has dedicated his life to aviation, initially as a CF-18 pilot in the Canadian Armed Forces (CAF) before moving into large scale military capital projects. Upon leaving the CAF, Mr. Robinson, discovered his passion for the Advanced Air Mobility movement. Mr. Robinson serves on the Board of Directors of the Ontario Aerospace Council. Mr. Robinson has a Bachelor of Mechanical Engineering from Royal Military College, an MBA from Royal Roads University, has co-authored several successful aerospace patents, and holds an Airline Transport Pilots License. His deep operational experience alongside a passion for technical innovation has propelled the Company to the forefront of the Advanced Air Mobility movement.

We believe that Mr. Robinson, given his extensive experience as a front-line fighter pilot, mechanical engineering knowledge and adept managing acumen, is qualified to serve as a member of our Board due to the unique combination of skills he brings as our co-founder and Chief Executive Officer.

Penalties, Sanctions and Cease Trade Orders

No proposed director of the Company is, or within the ten years before the date of this Proxy Statement has been, a director, chief executive officer or chief financial officer of any company that:

(a)     was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)    was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

No proposed director of the Company:

(a)     is, or within ten years before the date of this Proxy Statement, has been, a director or executive officer of any company that, while the person was acting in that capacity, or within a year of that person ceasing to act in the capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)    has, within ten years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of such proposed director.

CORPORATE GOVERNANCE

Overview

The Board considers good corporate governance practices to be an important factor in the overall success of the Company. National Instrument 58-101 — Disclosure of Corporate Governance Practices (“NI 58-101”) requires issuers to disclose their corporate governance practices and National Policy 58-201 — Corporate Governance Guidelines provides guidance on such practices. With respect to the United States, the Company is required to comply with the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the applicable rules adopted by the SEC pursuant to the Sarbanes-Oxley Act, as well as the applicable listing standards and marketplace rules of Nasdaq (the “Nasdaq Listing Rules”). This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with NI 58-101, the Sarbanes-Oxley Act and the Nasdaq Listing Rules. The Board is responsible for the stewardship of the Company and supervises the management of the business and affairs of the Company, with a goal of enhancing long-term shareholder value.

Independent Directors

The Board has evaluated the independence of its members based upon the Nasdaq Listing Rules, SEC rules and NI 58-101 and determined that a majority of the members of the Board are independent directors under the applicable rules. The Board has determined that Mr. Robinson and Mr. O’Neill do not qualify as independent directors under the applicable rules because they are executive officers of the Company. The Board has evaluated Dr. Maris’ independence, considering the Company’s relationship with 3C, of which Dr. Maris is the Chief Executive Officer, and the Board has determined that Dr. Maris is an independent director under the applicable rules. See the section entitled ”Certain Relationships and Related Persons Transactions” for more information regarding the Company’s relationship with 3C.

In addition, the Company is subject to the rules of Nasdaq, the SEC and applicable Canadian securities laws, including National Instrument 52-110 — Audit Committees (“NI 52-110”) and NI 58-101 relating to the membership, qualifications, and operations of the Audit Committee, the compensation committee (the “Compensation Committee”), and the Nominating and Corporate Governance Committee, as discussed below.

Board Committees

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each of the committees report to the Board.

During the 2025 fiscal year, each member of each committee of the Board qualified as an independent director in accordance with the Nasdaq Listing Rules described above, SEC rules and regulations and applicable Canadian securities laws. Each committee of the Board has a written charter approved by the Board. Copies of the charters for our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are posted in the “Investors” section of our website at www.horizonaircraft.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

The following table provides the current membership of the committees of the Board and meeting information for each of the committees of the Board. Following the Annual Meeting, Mr. Janjua is expected to replace Dr. Maris on the Audit Committee, Compensation Committee, and as chair of the Nominating and Corporate Governance Committee. Following the Annual Meeting, each member of each committee of the Board will qualify as an independent director in accordance with the Nasdaq Listing Rules, SEC rules and regulations and applicable Canadian securities laws.

Committee	Chair	Other Members
Audit Committee	Trisha Nomura	John Maris and John Pinsent
Compensation Committee	John Pinsent	Trisha Nomura and John Maris
Nominating and Corporate Governance Committee	John Maris	Trisha Nomura and John Pinsent

The primary responsibilities of each committee are described below.

Audit Committee

Our Audit Committee currently consists of Ms. Nomura, Dr. Maris, and Mr. Pinsent, with Ms. Nomura serving as the chairperson of the Audit Committee. Under the Nasdaq Listing Rules, applicable SEC rules and applicable Canadian securities laws including NI 52-110, we are required to have at least three members of the Audit Committee, and under the Nasdaq Listing Rules, applicable SEC rules and applicable Canadian securities laws including NI 52-110, all of such members must be independent. Ms. Nomura, Dr. Maris, and Mr. Pinsent each meet the independent director standard under the Nasdaq Listing Rules, under Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and NI 52-110. Our Audit Committee held four meetings during the fiscal year ended May 31, 2025.

The Board has determined that Ms. Nomura qualifies as an Audit Committee financial expert within the meaning of SEC regulations and all members meet the financial sophistication requirements of the Nasdaq Listing Rules and are “financially literate” within the meaning of NI 52-110. Both our independent registered public accounting firm and management periodically meet privately with the Audit Committee.

The primary functions of the Audit Committee include, among other things:

•        selecting a qualified firm to serve as the auditor and independent registered public accounting firm to audit our financial statements;

•        helping to ensure the independence and performance of the auditor and independent registered public accounting firm;

•        discussing the scope and results of the audit with the auditor and independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing policies on risk assessment and risk management;

•        reviewing related party transactions;

•        obtaining and reviewing a report by the auditor and independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•        approving (or, as permitted, pre-approving) all audit and all permissible non-audit service to be performed by the auditor and independent registered public accounting firm.

Compensation Committee

Mr. Pinsent, Ms. Nomura, and Dr. Maris serve as members of our current Compensation Committee, with Mr. Pinsent serving as the chairperson of the Compensation Committee. Under the Nasdaq Listing Rules and applicable SEC rules, our Compensation Committee must consist of all independent members. The Board has determined that Mr. Pinsent, Ms. Nomura, and Dr. Maris are each non-employee directors, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfy the independence requirements of Nasdaq and are also independent for purposes of NI 58-101. Our Compensation Committee held two meetings during the fiscal year ended May 31, 2025.

The Compensation Committee makes recommendations to the Board and reviews and approves our compensation policies and all forms of compensation to be provided to our directors and executive officers, including, among other things, annual salaries, bonuses, equity incentive awards and other incentive compensation arrangements. In addition, our Compensation Committee administers the New Horizon Aircraft Ltd. 2023 Equity Incentive Plan (as amended, the “2023 Equity Incentive Plan”), including granting stock options or awarding shares of restricted stock or performance share units to our directors and executive officers. Our Compensation Committee also reviews and approves employment agreements with executive officers and other compensation policies and matters. Our Compensation

Committee has the authority to delegate to its subcommittees such power and authority as it deems appropriate to the extent consistent with our governing documents, laws, regulations or listing standards. See the section entitled “Executive Compensation — Compensation Committee” for more information.

In accordance with Nasdaq Listing Rules, guidance of the Canadian Securities Administrators and our Compensation Committee charter, our Compensation Committee has the authority and responsibility to retain or obtain the advice of compensation consultants, legal counsel and other compensation advisors, the authority to direct the Company to pay such advisors and the responsibility to consider the independence factors specified under applicable law and any additional factors the compensation committee deems relevant.

Specific responsibilities of our Compensation Committee include:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of our other executive officers;

•        reviewing and recommending our Board the compensation of our directors;

•        reviewing our executive compensation policies and plans;

•        reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management, as appropriate;

•        administering our incentive compensation equity-based incentive plans;

•        selecting independent compensation consultants and assessing whether there are any conflicts of interest with any of the committee’s compensation advisors;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        if required, producing a report on executive compensation to be included in our annual proxy statement;

•        reviewing and establishing general policies relating to compensation and benefits of our employees; and

•        reviewing our overall compensation philosophy.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Dr. Maris, Ms. Nomura and Mr. Pinsent, with Dr. Maris serving as the chairperson of the Nominating and Corporate Governance Committee. Under the Nasdaq Listing Rules and applicable SEC rules, our Nominating and Corporate Governance Committee must consist of all independent members. Dr. Maris, Ms. Nomura and Mr. Pinsent meet the independent director standard under the Nasdaq Listing Rules and NI 58-101. Our Nominating and Corporate Governance Committee held two meetings during the fiscal year ended May 31, 2025.

The primary functions of the Nominating and Corporate Governance Committee include, among other things:

•        identifying, evaluating and selecting, or recommending that our Board approve, nominees for election to our Board;

•        evaluating the performance of our Board and of individual directors;

•        reviewing developments in corporate governance practices;

•        evaluating the adequacy of our corporate governance practices and reporting;

•        reviewing management succession plans; and

•        developing and making recommendations to our Board regarding corporate governance guidelines and matters.

Our Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including having a general understanding of the Company’s industry and market. Our Nominating and Corporate Governance Committee also considers other factors it deems appropriate.

In evaluating potential nominees to the Board, the Nominating and Corporate Governance Committee considers a wide variety of qualifications, attributes and other factors and recognizes that a diversity of viewpoints and practical experience can enhance the effectiveness of the Board. Accordingly, as part of its evaluation of each candidate, the Nominating and Corporate Governance Committee considers that candidate’s background, experience, qualifications, attributes and skills that may complement, supplement or duplicate those of other prospective candidates and current directors.

When there is a vacancy on the Board, the Nominating and Corporate Governance Committee will be responsible for considering various potential candidates for director. Our Nominating and Corporate Governance Committee will consider bona fide candidates from all relevant sources, including current Board members, professional search firms, shareholders and other persons. The Nominating and Corporate Governance Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee will meet to discuss and consider such candidates’ qualifications and then select a nominee for recommendation to the Board by majority vote.

Our Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders and evaluate them using the same criteria as candidates identified by the Board or the Nominating and Corporate Governance Committee for consideration. If one of our shareholders wishes to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee, the shareholder recommendation should be delivered to the chair of the Nominating and Corporate Governance Committee at our principal executive offices, and must include information regarding the candidate and the shareholder making the recommendation as required by our Articles. See the section entitled “Shareholder Proposals” for more information.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the Nominating and Corporate Governance Committee will consider such factors as it may deem are in the best interests of the Company and its shareholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes.

Orientation and Continuing Education

The skills and knowledge of the Board as a whole are such that no formal continuing education process is currently deemed required. The Board is comprised of individuals with varying backgrounds, who have, both collectively and individually, extensive experience in running and managing public companies. Board members are encouraged to communicate with management, auditors, and technical consultants to keep themselves current with industry trends and developments and changes in legislation, with management’s assistance. Board members have full access to the Company’s records. The Company provides continuing education to its directors as such need arises and encourages open discussion at all meetings in order to encourage learning by the directors.

Board Mandate

The Board does not have a written mandate. However, it is required to supervise the management of the business and affairs of the Company and to act with a view to the best interests of the Company. The Board will actively oversee the development, adoption and implementation of the Company strategies and plans. The Board’s responsibilities include:

•        to the extent feasible, satisfying itself as to the integrity of the CEO and other executive officers and that the executive officers create a culture of integrity throughout the Company,

•        the Company’s strategic planning process,

•        the identification of the principal risks of the Company’s business and ensuring the implementation of appropriate systems to manage risk,

•        the Company’s succession planning, including appointing, training and monitoring senior management,

•        the Company’s major business development initiatives,

•        the integrity of the Company’s internal control and management information systems,

•        the Company’s policies for communicating with Shareholders and others, and

•        the general review of the Company’s results of operations.

The Board considers that certain decisions are sufficiently important that management should seek prior approval of the Board. Such decisions will include:

•        approval of the annual capital budget and any material changes to the operating budget,

•        approval of the Company’s business plan,

•        acquisition of, or investments in new business,

•        changes in the nature of the Company’s business,

•        changes in senior management,

•        any transaction which is out of the ordinary course of business or could be considered to be material to the business of the Company, and

•        all matters as required under applicable law and stock exchange rules and regulations.

Position Descriptions

The Company does not have specific position descriptions for its Board members, as any matters which have not been delegated specifically to senior management or to a committee, are the responsibility of the full Board. The Board has not developed a written position description for the chief executive officer, given the size and scope of operations of the Company. The Company considers the chief executive officer to be primarily responsible for carrying out all strategic plans and policies as established by the Board on an executive level. The chief executive officer reports to the Board and advises and makes recommendations to the Board. The chief executive officer facilitates communication between the Board and other members of management and employees, and between the Company and its shareholders.

The Board has not developed a written position description for the Chair of each of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee. The Board considers the Chair of each to be responsible for setting the tone for the committee work, ensuring that members have the information needed to do their jobs, overseeing the logistics of the committee’s operations, reporting to the board of directors on committee’s decisions and recommendations, setting the agenda and running and maintaining minutes of the meetings of the committee.

Board Meetings and Attendance

The Board held four meetings during the fiscal year ended May 31, 2025. During the fiscal year ended May 31, 2025, each incumbent member of the Board attended 75% or more of the aggregate of (a) the total number of Board meetings held during the period of such member’s service and (b) the total number of meetings of all committees on which such member served, during the period of such member’s service.

Director Attendance at Annual Meetings of Shareholders

Directors are encouraged, but not required, to attend our annual shareholder meetings. All of our directors serving at the time attended our 2024 annual meeting.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has ever been an executive officer or employee of either Pono or Legacy Horizon. None of our executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that serves as a member of the Board or Compensation Committee of the Company.

Board Leadership Structure

The Company recognizes that different Board leadership structures may be appropriate for the Company during different periods of time and under different circumstances. As such, the Board reviews its leadership structure periodically and considers a variety of structures that may be appropriate. The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate, and Company policies do not require a Chairman of the Board. The Board believes that it should have the flexibility to decide from time to time in a manner that is in the best interests of the Company and its shareholders at the time of such determination. When assessing its leadership structure, the Board considers a range of factors, including: the composition of skills, experience, perspectives and qualifications of directors; the performance of directors in leadership roles, both at the Company Board and at other boards of directors; the specific needs and circumstances of the Company during a given time period; investor feedback; and practices at other companies. This leadership structure also allows our Chief Executive Officer to focus his time and energy on operating and managing the Company, and leverages the experiences and perspectives of all of the Company’s directors. The Board currently does not have a Chairman of the Board.

Our directors meet at regularly scheduled executive sessions without management present, usually in conjunction with regularly scheduled Board meetings. In addition, at least once each year the independent directors meet in executive session without any other persons present. One of our independent directors is chosen by the directors at each such session of independent directors to preside over the session.

The Board’s Role in Risk Oversight

One of the key functions of the Board is informed oversight of the Company’s risk management process. The Board administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, and the Audit Committee has the responsibility to consider and discuss the Company’s major financial risk exposures and the steps its management should take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. The Compensation Committee assesses and monitors whether the Company’s compensation plans, policies and programs comply with applicable legal and regulatory requirements.

The Board has not adopted a formal written position description for the chair of each Board committee. Instead, the Board delineates the role and responsibilities of each committee chair through the company’s governance framework, committee charters, and established Board practices. Each committee operates under a charter that defines its mandate, responsibilities, and authority, including specific duties of the chair. The chair of each committee is responsible for overseeing the effective functioning of their respective committee, ensuring that the committee fulfills its responsibilities in accordance with its charter, and reporting key matters to the Board. The Audit Committee chair leads the committee in overseeing financial reporting, internal controls, and audit processes. The Compensation Committee chair is responsible for guiding discussions on executive compensation, incentive programs, and related governance matters. The Nominating and Corporate Governance Committee chair oversees the identification of director candidates, governance policies, and Board evaluation processes. The Board believes that this approach provides the necessary flexibility to tailor the responsibilities of each committee chair to the company’s evolving needs while maintaining robust governance oversight.

We face a number of risks, including cybersecurity risks and those other risks described under the section titled “Risk Factors” included in our Annual Report filed with the SEC and on SEDAR+ on August 22, 2025. Our Audit Committee is responsible for overseeing the steps management has taken with respect to cybersecurity risk exposure.

As part of this oversight, our Audit Committee receives regular reports from our management, including our Chief Information Security Officer and Chief Executive Officer on cybersecurity risk exposure and the actions management has taken to limit, monitor or control such exposures.

Employee, Officer and Director Hedging; Insider Trading; 10b5-1 Plans and Pledging

Our Board has adopted an insider trading policy reasonably designed to promote compliance with federal, provincial, state and foreign securities laws that prohibit certain persons who are aware of material nonpublic information about a company from: (i) trading in securities of that company; or (ii) providing material nonpublic information to other persons who may trade on the basis of that information.

Our insider trading policy prohibits our Board members, officers, employees and consultants from engaging in transactions involving options on our securities, such as puts, calls and other derivative securities, whether on an exchange or in any other markets. Our insider trading policy also prohibits our Board members, officers, employees and consultants from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan.

Our insider trading policy permits our executive officers and directors to enter into trading plans established according to Section 10b5-1 of the Exchange Act. These plans may include specific instructions for a broker to exercise vested options and sell our Class A Ordinary Shares on behalf of the executive officer or director at certain dates if our share price is above a specified level or both. Under these plans, the executive officer or director no longer has control over the decision to exercise and sell the securities in the plan, unless he or she amends or terminates the trading plan during a trading window. The purpose of these plans is to enable executive officers and directors to recognize the value of their compensation and diversify their holdings of our Class A Ordinary Shares during periods in which the executive officer or director would be unable to sell our Class A Ordinary Shares because material information about us had not been publicly released.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees (the “Code of Ethics”). A copy of our Code of Ethics is posted on the “Governance — Documents” portion under the “Investors” tab of our website at www.horizonaircraft.com and on the Company’s profile on SEDAR+ at www.sedarplus.ca. Information contained on or accessible through our website is not a part of this Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only. We also intend to disclose future amendments to, or waivers of, our Code of Ethics, as and to the extent required by SEC regulations and applicable Canadian securities laws, on our website and on the Company’s SEDAR+ profile. We expect that any amendments to the Code of Ethics, or any waivers of its requirements, will be disclosed on our website and on the Company’s SEDAR+ profile at www.sedarplus.ca.

The Board views good corporate governance as an integral component to the success of the Company and to meet responsibilities to shareholders. The Board encourages and promotes an overall culture of ethical business conduct by promoting compliance with applicable laws, rules and regulations, providing guidance to management to help them recognize and deal with ethical issues, promoting a culture of open communication, honesty and accountability and ensuring awareness of disciplinary action for violations of ethical business conduct. The Board, through its meetings with management and other informal discussions with management, encourages a culture of ethical business conduct and believes the Company’s high caliber management team promotes a culture of ethical business conduct throughout the Company’s operations and is expected to monitor the activities of the Company’s employees, consultants and agents in that regard. It is a requirement of applicable corporate law that directors and senior officers who have an interest in a transaction or agreement with the Company promptly disclose that interest at any meeting of the Board at which the transaction or agreement will be discussed and, in the case of directors, abstain from discussions and voting in respect to same if the interest is material. To date, the Company has not been required to file a material change report relating to a departure from the Code of Ethics by any of its directors or executive officers. The Board has found that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board in which the director has an interest have been sufficient to ensure that the Board operates in the best interests of the Corporation. The Board intends that it will review compliance with the Code of Ethics on an annual basis until the Company has grown to a size which warrants more frequent monitoring.

Assessments

The Board, its committees, and individual directors are regularly assessed to evaluate their effectiveness and contribution to the Company’s governance and strategic oversight. The Board conducts an annual assessment process, which may include self-assessments, peer evaluations, and/or discussions facilitated by the chairman of the Board or the Nominating and Corporate Governance Committee.

The assessment process may involve a confidential questionnaire or survey completed by directors, covering areas such as Board and committee structure, effectiveness of meetings, quality of materials provided, decision-making processes, and individual contributions. The results of these assessments may be reviewed by the Nominating and Corporate Governance Committee, which identifies areas for improvement and makes recommendations to the Board as necessary.

In addition to formal assessments, the Board satisfies itself that it is functioning effectively through ongoing dialogue, performance discussions, and feedback from directors and senior management. This continuous review process allows the Board to address governance practices, enhance its effectiveness, and ensure that each director is contributing meaningfully to the Company’s success.

Board Diversity

The Company recognizes the value of diversity among its directors and management. Our workforce is made up of individuals of varied gender, background, skills, values and experiences. The Company also believes that a Board made up of highly qualified individuals with diverse perspectives promotes better corporate governance, superior performance and effective decision-making. Diversity includes, but is not limited to, visible and invisible characteristics such as: skills, competencies, gender, age, nationality, cultural background, education, geographic representation, business and other experience, particular areas of expertise, character and merit, and other characteristics in the environment in which the Company operates.

The Board recognizes that gender diversity is an important aspect of overall diversity and acknowledges the valuable perspectives that women with relevant skills and experience bring to the Board. Rather than adopting a formal written policy that sets specific targets, the Board believes that director appointments should be based on merit, with a focus on skills, experience, and qualifications necessary to support the Company’s strategic objectives. The Board and the Nominating and Corporate Governance Committee remain committed to considering diversity, including gender diversity, as part of its broader assessment of candidates.

Policies Regarding the Representation of Women on the Board

The members of the Board have diverse backgrounds and expertise and are selected on the belief that the Company and its stakeholders would benefit from such a range of talent and expertise. The Company has not adopted a policy relating to the identification and nomination of women directors but has sought to attract diversity at the Board and executive levels on the advice of the Nominating and Corporate Governance Committee pursuant to the recruitment efforts of management of the Company. The Nominating and Corporate Governance Committee is responsible for recommending, as required, director candidates to be considered against objective criteria, having due regard for the benefits of diversity, to reflect the needs of the Board. At present, one of the Company’s five directors is a woman. The Company believes in the importance of increased diversity, including the identification and nomination of women to the Board. The Company has not adopted a target regarding the representation of women on the Board or in executive officer positions. Rather, the Board and Nominating and Corporate Governance Committee consider highly qualified candidates and take into consideration additional diversity criteria including gender, age, nationality, cultural and educational background, business knowledge, sector specific knowledge and other experience, in identifying and selecting candidates for the Board and executive positions, which the Company believes is adequate in assessing gender diversity at the Board and executive levels.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not necessarily follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s and the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards includes oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its stockholders.

Limitation of Liability and Indemnification of Directors and Officers

Under the BCBCA, a director of a company is jointly and severally liable to restore to the company any amount paid or distributed as a result of paying dividends, commissions and compensation, among other things, contrary to the BCBCA. A director of a company will not be found liable under the BCBCA if the director relied, in good faith, on (i) financial statements of the company represented to the director by an officer of the company or in a written report of the auditor of the company to fairly reflect the financial position of the Company, (ii) a written report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by that person, (iii) a statement of fact represented to the director by an officer of the company to be correct, or (iv) any record, information or representation that the court considers provides reasonable grounds for the actions of the director, whether or not the record was forged, fraudulently made or inaccurate, or the information or representation was fraudulently made or inaccurate. Further, a director of a company is not liable under the BCBCA if the director did not know and could not reasonably have known that the act done by the director or authorized by resolution voted for or consented to by the director was contrary to the BCBCA.

We have purchased and intend to maintain director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to the Company, including matters arising under the Securities Act.

Our Articles provide that, subject to the BCBCA, we must indemnify all current, former or alternate directors, and such person’s heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and we must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with us on the terms of indemnity contained in our Articles. In addition, we may indemnify any other person in accordance with the BCBCA.

There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceedings that may result in a claim for such indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling the combined company, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Communications to the Board

Shareholders and other parties interested in communicating with the independent directors regarding their concerns or issues may address correspondence to a particular director or to the independent directors generally, care of New Horizon Aircraft Ltd., 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer. The Compliance Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If the Compliance Officer deems a communication to be appropriate, they will forward it, depending on the subject matter, to the Chairman of the Board, the chair of a committee of the Board, the full Board or a particular director, as appropriate.

Director Compensation

Decisions regarding the compensation to be paid to the members of our Board, if any, are determined and/or ratified by the Board with recommendations given by the Compensation Committee. Non-employee directors are compensated with a combination of cash and shares. Additionally, we provide reimbursement to our non-employee directors for their reasonable expenses incurred in attending meetings of our Board and its committees. Directors may also receive equity awards from time to time. Directors who also serve as an employee of the Company do not receive additional compensation for their service as a director.

Director Compensation Table for Year Ended May 31, 2025

The following table sets forth information regarding compensation earned during the fiscal year ended May 31, 2025 by each of our non-employee directors who served as a director of the Company during that time, which consists of cash retainers and stock awards:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		All Other Compensation ($)	Total ($)
Trisha Nomura	50,000	(1)	50,000	(1)	—	100,000	(1)
John Maris	40,000	(2)	40,000	(2)	—	80,000	(2)
Joh Pinsent	40,000	(2)	40,000	(2)	—	80,000	(2)

____________

(1)      Expressed in USD $.

(2)      Expressed in CAD $.

PROPOSAL 2
APPOINTMENT OF AUDITOR AND INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Appointment of MNP LLP

The Audit Committee of the Board has selected MNP LLP (“MNP”), an independent registered public accounting firm, as our independent auditors for the year ending May 31, 2026, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. MNP has served as our auditor and independent registered public accounting firm since April 3, 2024. (the “Audit Change Effective Date”).

Representatives of MNP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

If the shareholders fail to approve the selection, the Audit Committee of the Board will reconsider whether or not to continue to retain MNP. If the appointment is approved, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Change in Our Auditor and Independent Registered Accounting Firm in April 2024

On April 2, 2024, the Audit Committee of the Board approved the appointment of MNP, effective as of the Audit Change Effective Date, as the Company’s auditor and independent registered public accounting firm. Accordingly, Marcum LLP (“Marcum”), the independent registered public accounting firm of Pono prior to the Business Combination, was informed on April 2, 2023 that it would be replaced by MNP as the Company’s auditor and independent registered public accounting firm.

Marcum’s report on the Company’s financial statements as of December 31, 2023 and December 31, 2022 and for the year ended December 31, 2023 and for the period from March 11, 2022 (inception) through December 31, 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2023 and December 31, 2022, and the subsequent period through the Auditor Change Effective Date, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act, and the related instructions to Item 304 of Regulation S-K under the Exchange Act) with Marcum on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference thereto in its reports on the consolidated financial statements for such years.

During the years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through the Auditor Change Effective Date, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the Auditor Change Effective Date, neither the Company nor anyone acting on our behalf of the Company consulted MNP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by MNP that MNP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1)(v) of Regulation S-K.

Required Vote and Recommendation of the Board for Proposal 2

For the selection by the Audit Committee of MNP as the auditor and independent registered public accounting firm of the Company for the year ending May 31, 2026 to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on Proposal 2. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted FOR Proposal 2 at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal. Brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the approval of the appointment of MNP will have discretionary voting authority with respect to this matter.

The Board unanimously recommends that you vote FOR Proposal 2.

Independent Registered Public Accounting Firm’s Fees and Services

As described above, MNP was appointed as our auditor and independent registered accounting firm in April 2024, upon the dismissal of Marcum.

The following table presents the aggregate fees billed by MNP and Marcum for services performed during the fiscal years ended May 31, 2025 and 2024. These fees are categorized as audit fees, audit-related fees, tax fees and all other fees. The nature of the services provided in each category is described following the tables.

Fees Paid to Independent Registered Public Accounting Firm

The following table provides information regarding the fees billed by MNP for the fiscal year ended May 31, 2025 and 2024 (000’s CAD).

	2025	2024
Audit Fees(1)	166	54
Audit-Related Fees(2)	44	—
Tax Fees(3)	17	35
All Other Fees(4)	—	—

Fees Paid to Prior Independent Registered Public Accounting Firm

The following table provides information regarding the fees billed by the Company’s previous independent registered public accounting firm, Marcum, for the fiscal year ended May 31, 2024 (000’s CAD).

	2024
Audit Fees(1)		$271
Audit-Related Fees(2)		$55
Tax Fees(3)	$	nil
All Other Fees(4)	$	nil

____________

(1)      Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)      Audit-Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)      Tax Fees.    Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)      All Other Fees.    All other fees consist of fees billed for all other services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has pre-approved all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Our Audit Committee adopted the Audit Committee charter that sets forth the authority and procedures pursuant to which the Audit Committee shall pre-approve (or, where permitted under SEC rules to subsequently approve) audit and non-audit services proposed to be performed by the independent auditor.

AUDIT COMMITTEE REPORT

Our Audit Committee operates under a written charter adopted by the Board. Each member of our Audit Committee meets the independence requirements contained in the applicable Nasdaq Listing Rules, SEC rules and NI 52-110. The Audit Committee selects, subject to shareholder ratification, our independent public accountants.

Our management has primary responsibility for our internal controls and financial reporting process. Our independent external auditor, MNP, is responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the year ended May 31, 2025.

The Audit Committee also discussed with MNP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from MNP required by applicable requirements of the PCAOB regarding MNP’s communication with the Audit Committee concerning independence and has discussed with MNP their independence. The Audit Committee considered with MNP whether the non-audit services that MNP provided to us during the fiscal year ended May 31, 2025 were compatible with their independence.

Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report for filing with the SEC and SEDAR+.

Submitted by the Audit Committee of the Board:

Trisha Nomura, Chair
John Pinsent
John Maris

The material in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” with the SEC. This Audit Committee Report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except to the extent we specifically incorporate it by reference into such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Overview

The table below provides information concerning beneficial ownership of our Class A Ordinary Shares as of the record date by each shareholder, or group of affiliated shareholders, as of the record date, by:

•        each person who is known to be the beneficial owner of more than 5% of our Class A Ordinary Shares;

•        each of our named executive officers;

•        each of our directors; and

•        all of our current executive officers and directors as a group.

The following table is based upon information supplied by directors, executive officers and principal shareholders; and Schedule 13G, Schedule 13D and Section 16 filings filed with the SEC through the record date. The column in each table entitled “% of Class” is based upon            Class A Ordinary Shares issued and outstanding as of the record date.

Explanation of Certain Calculations in the Table of Certain Beneficial Owners

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 3187 Highway 35, Lindsay A6 K9V 4R1, Ontario Canada.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	% of Class
Directors and Named Executive Officers
Brandon Robinson(1)(2)	2,383,840	5.5%
Jason O’Neill(3)	890,577	2.1%
Brian Merker(6)	709,286	1.6%
Trisha Nomura	147,565	*
John Maris	56,654	*
John Pinsent	56,654	*
Jameel Janjua	—	—
All executive officers and directors as a group (7 individuals)	4,660,761	10.8%

Greater than Five Percent Holders:
Canso Investment Counsel Ltd.(5)	13,308,428	31.9%
Dustin Shindo(7)	3,116,293	7.2%
William George Brumder II(4)	2,750,000	6.4%

____________

*        Less than 1%.

(1)      Brandon Robinson and Brian Robinson are the directors of Robinson Family Ventures Inc. Brandon Robinson and Brian Robinson may each be deemed to share beneficial ownership of the securities held of record by Robinson Family Ventures Inc. Each of Brandon Robinson and Brian Robinson disclaims any such beneficial ownership except to the extent of his pecuniary interest.

(2)      Includes options to purchase 143,213 shares at a price of $CAD0.76 per share and options to purchase 400,000 shares at $USD0.61 per share. The table reflects the options on a fully vested basis.

(3)      Includes options to purchase 146,252 shares at a price of $CAD0.76 per share and options to purchase 296,000 shares at $USD0.61 per share. The table reflects the options on a fully vested basis.

(4)      Based on a Schedule 13G filed July 2, 2025, William George Brumder II is the record holder of the securities reported herein. Includes warrants to purchase 461,788 shares at USD$11.50. The address of William George Brumder II is N. Broadway Avenue, Ste. 200, Oklahoma City, OK, 73103.

(5)      Based on a Schedule 13G/A filed on March 6, 2025, by Canso Investment Counsel Ltd. (“Canso”). The shares reported as beneficially owned include (i) 4,819,539 Class A Ordinary Shares held by Canso and (ii) 8,488,889 Class A Ordinary Shares issuable to Canso upon the conversion of the Series A Preferred Shares of the Company held by Canso. The securities reported to be beneficially owned by Canso are owned of record by certain managed accounts of Canso. These managed accounts have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. The business address of Canso is 100 York Blvd., Suite 550, Richmond Hill, On, L4B 1J8.

(6)      Includes options to purchase 100,000 shares at a price of $USD0.85 per share and options to purchase 344,000 shares at $USD0.61 per share. The table reflects the options on a fully vested basis.

(7)      Based on a Schedule 13D filed on February 26, 2025, by Dustin Shindo. Includes Placement Warrants to purchase 565,375 shares at USD$11.50 per share. The address of Dustin Shindo is 4348 Waialae Ave., #632, Honolulu, HI, 96816.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No person who is, or at any time during the most recently completed financial year was, a director or executive officer of the Company, no proposed nominee for election as a director of the Company, and no associate of any of the foregoing persons, has been indebted to the Company at any time since the commencement of the Company’s last completed financial year. No guarantee, support agreement, letter of credit or other similar arrangement or understanding has been provided by the Company or any of its subsidiaries at any time since the beginning of the most recently completed financial year with respect to any indebtedness of any such person.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Other than as disclosed in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of the last completed financial year of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting other than the election of directors.

MANAGEMENT CONTRACTS

There are no management functions of the Company which are to any substantial degree performed by a person or company other than the directors or executive officers of the Company.

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

The following is a description of certain transactions (including a series of transactions) occurring during the preceding two fiscal years in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets for our two prior fiscal year ends in which any directors, director nominees, executive officers, greater than 5% beneficial owners and their respective immediate family members (each, a “Related Person”) had or will have a direct or indirect material interest, other than the compensation arrangements (including with respect to equity compensation) described in “Executive Compensation” beginning on page 35 and “Director Compensation” on page 23.

In accordance with the Audit Committee charter, the Audit Committee conducts reasonable prior review and oversight of all related party transactions for potential conflicts of interest, except for transactions involving the compensation of executive officers or directors, which are overseen by the Compensation Committee.

Other than as disclosed in this Proxy Statement, no informed person (as defined in National Instrument 51-102 — Continuous Disclosure Obligations), nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of any such informed person or proposed nominee, has any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

Transactions Related to the Business Combination

Voting Agreement

Simultaneously with the execution of the Business Combination Agreement, the majority shareholder of the Company entered into a voting agreement with Pono and Legacy Horizon.

Lock-Up Agreements

Certain significant shareholders of Legacy Horizon entered into lock-up agreements (the “Lock-up Agreements”) providing for a lock-up period commencing at the Closing of the Business Combination and ending on the date that was six months from the Closing. In connection with the Closing, Pono, Legacy Horizon, and the Sponsor waived lockup restrictions on approximately 1.69 million shares held by a non-affiliate Company shareholder. The six-month anniversary of the Closing elapsed on July 12, 2024, and the associated restrictions were removed.

Director Indemnity Agreements

In connection with the Closing, each of the members of the Board entered into an Indemnity Agreement with the Company (collectively, the “Director Indemnity Agreements,” and each, a “Director Indemnity Agreement”).

Pursuant to the Company’s Articles, subject to the BCBCA, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding.

Non-Competition Agreements

On January 12, 2024, the Company, Legacy Horizon, and each of E. Brandon Robinson, Jason O’Neill, Brian Merker, and Stewart Lee entered into non-competition and non-solicitation agreements (the “Non-Competition and Non-Solicitation Agreements”), pursuant to which such persons and their affiliates agreed not to compete with the Company during the two-year period following the Closing and, during such two-year restricted period, not to solicit employees or customers or clients of such entities. The Non-Competition and Non-Solicitation Agreements also contain customary non-disparagement and confidentiality provisions.

Registration Rights Agreement

In connection with the Business Combination, on January 12, 2024, Pono, Legacy Horizon, the Sponsor, the executive officers and directors of Pono immediately prior to the consummation of the Business Combination (with such executive officers and directors, together with the Sponsor, the “Sponsor Parties”), and an existing shareholder of the Company (such party, together with the Sponsor Parties, the “Investors”) entered into a registration rights agreement (the “Registration Rights Agreement”) to provide for the registration of Class A Ordinary Shares issued to them in connection with the Business Combination. We filed a registration statement on Form S-1 to register the shares covered by the Registration Rights Agreement, and on April 4, 2025, a registration statement on Form S-3 was declared effective by the SEC, registering such shares for resale (the “Resale Registration Statement”). The Company bore the expenses incurred in connection with the filing of the registration statements.

Employment Agreements and Other Transactions with Executive Officers

The Company has entered into employment agreements and contractor agreements with certain of its executive officers and reimburses affiliates for reasonable travel related expenses incurred while conducting business on behalf of the Company. See the section entitled “Executive Compensation — Executive Compensation Arrangements — Employment Agreements” and “— Contractor Agreement.”

Related Party Transactions Following the Business Combination

Services Proposal with 3C

On April 4, 2025, 3C delivered a services proposal to the Company in support of the Company’s Cavorite X7 certification program (the “Proposal”). The Proposal outlines pricing for a range of services including certification planning, technical documentation, and regulatory engagement. The Company is not obligated to engage 3C for any of the services listed in the Proposal and retains full discretion to select specific services or phase their delivery. To date, the Company has engaged 3C to perform services at a cost of $60. John Maris, one of the Company’s directors, is the Chief Executive Officer of 3C.

Related Party Transactions Policies Following the Business Combination

Related Party Transactions Policy

Upon consummation of the Business Combination, our Board adopted a written Related Party Transactions Policy (the “Related Party Transactions Policy”) that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related party transactions.” For purposes of the policy only, a “related party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, in which any “related party” has a material interest.

A “related party” is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities, including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Pursuant to the Related Party Transactions Policy, throughout the year, directors and executive officers are required to notify the General Counsel, if any, or in the absence of a General Counsel, the Chief Financial Officer (such person, the “Compliance Officer”), of any potential related party transaction as soon as they become aware of any such transaction. The Compliance Officer shall inform the Audit Committee of any related party transaction of which the Compliance Officer becomes aware. The Compliance Officer is responsible for conducting a preliminary analysis and review of potential related party transactions and presentation to the Audit Committee.

If the Compliance Officer determines that the proposed transaction is a related party transaction, such proposed transaction shall be submitted to the Audit Committee for consideration at the next Audit Committee meeting or, in those instances in which the Compliance Officer, in consultation with the Chief Executive Officer, determines that it is not practicable or desirable for the Company to wait until the next Audit Committee meeting, to the Chair of the Audit Committee who shall thereafter call a special meeting of the Audit Committee to review such proposed transaction.

No member of the Audit Committee shall participate in any review, consideration or approval of any related party transaction with respect to which such member or any of his or her immediate family members is the related party. Only those related party transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders shall be approved or ratified as the Audit Committee determines in good faith.

As necessary, the Audit Committee will review each approved related party transaction on a periodic basis throughout the duration of the transaction to ensure that the transaction remains in, or is not inconsistent with, the best interests of the Company and its stockholders. The Audit Committee may, in its discretion, engage outside counsel to review certain related party transaction.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers and any beneficial owners of more than 10% of our common stock to file reports relating to their ownership and changes in ownership of our Class A Ordinary Shares with the SEC by certain deadlines and furnish copies of such reports to us.

Based solely upon a review of those reports and written representations provided to us by all of our directors and executive officers, we believe that during the year ended May 31, 2025, our directors, executive officers and greater than 10% stockholders timely filed all reports they were required to file under Section 16(a), except that one Form 4 relating to two transactions was filed late by Ms. Nomura; one Form 4 relating to one transaction was filed late by each of Dr. Maris and Mr. Pinsent; one Form 3 was filed late by Mr. O’Neill; one Form 4 relating to four transactions was filed late by Mehana Capital LLC, a 10% shareholder; and two Form 4s covering an aggregate of 20 transactions were filed late by Dustin Shindo.

EXECUTIVE OFFICERS

The following table provides the name, age and position of each of our executive officers as of the record date. Certain biographical information for each executive officer follows the table.

Name	Age	Position
Brandon Robinson	46	Chief Executive Officer and Director
Jason O’Neill	48	Chief Operating Officer and Director
Brian Merker	48	Chief Financial Officer
Stewart Lee(1)	52	Head of People & Strategy

____________

(1)      Mr. Stewart Lee has been designated as an executive officer of the Company for purposes of U.S. securities law disclosure requirements

Brandon Robinson — For biographical information about Mr. Robinson, see “Proposal 1: Election of Directors — Continuing Directors Not Standing for Election at the Annual Meeting” above.

Jason O’Neill has served as Chief Operating Officer and as a member of the Board since the Business Combination. Mr. O’Neill previously served as Legacy Horizon’s Chief Operating Officer since January 2019. Mr. O’Neill has more than 20 years of experience in senior roles scaling tech-based start-ups. Prior to joining Legacy Horizon, Mr. O’Neill worked at Centtric as the Director of Product and Strategy for 13 years. Most recently he served as the Director of Product and Data for Thoughtwire for nearly 10 years. Mr. O’Neill’s previous organizations were focused on problem solution, leveraging leading edge computer-based technologies. Mr. O’Neill attended both the University of Toronto and the University of Waterloo.

Brian Merker has served as Chief Financial Officer of the Company since the Business Combination. Mr. Merker has more than 20 years of senior financial management experience including more than 10 years serving in the Aviation sector, most recently as Chief Financial Officer of Skyservice Business Aviation (“Skyservice”) from 2018 to 2022, supporting growth efforts in aircraft management, maintenance, fixed-based operations, charter, and brokerage. Prior to Skyservice, Mr. Merker served as Chief Financial Officer of Great Slave Helicopters as well as Vice President of Finance of its parent Company, Discovery Air, a publicly traded organization from 2013 to 2018. Discovery Air includes a diverse range of aviation related services including fighter jet pilot training, rotary-wing services, a commercial fixed-wing airline, fire suppression support, as well as aircraft engineering and maintenance. Prior to his time at Discovery Air, Mr. Merker served as Vice President of Finance from 2007 to 2012 at Score Media, a publicly traded company focused on sports broadcast and technology innovation. Mr. Merker began his career in the KPMG audit practice, where he served from 2003 to 2006. During this time, he gained significant exposure to SEC registrants at the commencement of the Sarbanes-Oxley legislation. Mr. Merker obtained his Honours Commerce degree in Economics from Guelph University before attending Queen’s University to complete his Chartered Professional Accounting academia requirements.

Stewart Lee has served as the Head of People and Strategy at the Company since the Business Combination and previously served as Legacy Horizon’s Head of People and Strategy since 2013. Prior to joining Legacy Horizon, Mr. Lee formed his own company, providing human resources consulting services to a wide array of clients. Previously, Mr. Lee was the Director of Human Resources for Steel-Craft Door Products, a large Canadian national manufacturing company, for 11 years. Mr. Lee also served in the Canadian Armed Forces as a Logistics Officer for 6 years. Mr. Lee holds a Bachelor of Commerce degree from Royal Roads University. He also holds an MBA in management from Royal Roads University and has been a Chartered Professional in Human Resources since 2009.

Election of Officers

Our executive officers are currently elected by the Board and serve until their successors are duly elected and qualified, or until their earlier resignation or removal. Jason O’Neill is the brother-in-law of Brandon Robinson. There are no other family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION

Compensation Objectives and Overview

We believe that the skill, talent, judgment and dedication of our executive officers and other key employees are critical factors affecting our long-term shareholder value. Therefore, our goal is to maintain a compensation program that will fairly compensate our executive officers, attract and retain highly qualified executive officers, motivate the performance of our executive officers towards, and reward the achievement of, clearly defined corporate goals, and align our executive officers’ long-term interests with those of our shareholders. We believe that for our company, stock-based compensation is a significant motivator in attracting employees, and while base salary and the potential for cash bonuses must be at competitive levels, performance is most significantly affected by appropriately relating the potential for creating shareholder value to an individual’s compensation potential through the use of equity awards.

Compensation Committee

The Compensation Committee of the Board is comprised of three non-employee members of the Board. The Compensation Committee reviews the performance of our management in achieving corporate objectives and aims to ensure that the executive officers are compensated effectively in a manner consistent with our compensation philosophy and competitive practice. In fulfilling this responsibility, the Compensation Committee annually reviews the performance of each executive officer. Our Chief Executive Officer, as the manager of the executive team, assesses our executive officers’ contributions to the corporate goals and makes a recommendation to the Compensation Committee with respect to any merit increase in salary, cash bonus and equity award for each member of the executive team other than himself. The Compensation Committee meets with the Chief Executive Officer to evaluate, discuss and modify or approve these recommendations. The Compensation Committee also conducts a similar evaluation of the Chief Executive Officer’s contributions when the Chief Executive Officer is not present, and determines any increase in salary, cash bonus and equity award.

2025 Summary Compensation Table

The following table summarizes the compensation that we paid to our Chief Executive Officer and each of our two other most highly compensated executive officers during the years ended May 31, 2025 and 2024. We refer to these executive officers in this Proxy Statement as our “named executive officers.”

Name and Position	Year	Salary ($CAD)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($CAD)(3)	Non-Equity Incentive Plan Compensation ($CAD)	Non-qualified Deferred Compensation Earnings ($CAD)	All Other Compensation ($CAD)	Total ($CAD)
Brandon Robinson,	2025	369,036	52,785	102,199	212,000	—	—	—	736,020
Chief Executive Officer	2024	270,985	—	—	—	—	—	—	270,985

Jason O’Neill,	2025	254,125	38,250	74,273	156,880	—	—	—	523,528
Chief Operating Officer	2024	212,029	—	—	—	—	—	—	212,029

Brian Merker,	2025	269,583	38,250	84,763	183,320	—	—	—	574,916
Chief Financial Officer	2024	129,108	—	—	59,127	—	—	—	188,235

____________

(1)      Amounts reflect awards under the Company’s short-term incentive plan to be satisfied in the form of Class A Ordinary Shares.

(2)      Amounts reflect the granting of Performance Share Units and the Company’s contribution to each individual under the ESPP (defined below).

(3)      Options vest and become exercisable in three equal installments over a 3-year period. Options granted in the year-ended May 31, 2025, were issued with a strike price equal to $USD0.61. Options granted in the year-ended May 31, 2024, were issued with a strike price equal to $USD0.85.

Narrative to the Summary Compensation Table

Annual Base Salary

We pay our named executive officers a base salary to compensate them for services rendered to our company. The base salary payable to our named executive officers is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

Equity Compensation

We have granted stock options to our employees, including our named executive officers, in order to attract and retain them, as well as to align their interests with the interests of our shareholders. In order to provide a long-term incentive, these stock options vest over three years subject to continued service.

In connection with the Business Combination we adopted the 2023 Equity Incentive Plan, effective January 12, 2024. This plan was amended by the shareholders on December 17, 2024. For more information regarding our 2023 Equity Incentive Plan, see the section entitled “New Horizon Aircraft Ltd. 2023 Equity Incentive Plan” which is incorporated herein by reference.

Other Elements of Compensation

Retirement Savings and Health Spending Account and Group Benefits

All of our full-time employees, including our named executive officers, are eligible to participate in our pension and health plans. The health spending account program will reimburse costs that include medical, dental and vision benefits; a group benefits plan to provide for short-term and long-term disability insurance; life and AD&D insurance will be offered to all full-time employees. In May 2024, the Company established an employee stock purchase plan (“ESPP”) whereby employees can elect to allocate between 3-5% of earnings to the purchase of Company stock in the open market, matched equally by the Company. The first share purchases in connection with this ESPP commenced in June 2024.

Perquisites and Other Personal Benefits

We determine perquisites on a case-by-case basis and will provide a perquisite to a named executive officer when we believe it is necessary to attract or retain the named executive officer. We did not provide any perquisites or personal benefits to our named executive officers not otherwise made available to our other employees in fiscal year 2025.

Executive Compensation Arrangements

Employment Agreements

As a result of the Business Combination, the Company entered into employment agreements with the Horizon’s executive officers: Brandon Robinson (Chief Executive Officer), Jason O’Neill (Chief Operating Officer), and Brian Merker (Chief Financial Officer) (each an “Employment Agreement, and collectively, the “Employment Agreements”).

The Employment Agreements all provide for at-will employment that may be terminated by the employee with thirty days’ notice to the Company of resignation from employment; by the Company without notice, payment in lieu of notice, benefit continuation (if applicable) or compensation of any kind, where permitted by the Ontario Employment Standards Act, 2000, as amended from time to time (the “ESA”), which includes willful misconduct, disobedience or willful neglect of duty that is not trivial and has not been condoned by the Company; or by the Company with notice or pay in lieu of notice by providing the employee (i) the minimum amount of notice, pay in lieu of notice (or a combination of both), severance pay, vacation pay and benefit continuation (if applicable) and any other entitlements strictly required by the ESA, calculated from the date of the employee’s original employment with the Company; plus (ii) such additional amount of payment of Base Salary (as defined below) in lieu of notice (“Additional Pay in Lieu of Notice”), as is necessary to ensure that the aggregate of the statutory notice, pay in lieu of notice and severance pay entitlements under (a) above and the Additional Pay in Lieu of Notice under sub-section (ii), (b), at a minimum equals twelve (12) months, and such aggregate shall increase by additional one (1) month payment of the employee’s Base Salary in lieu of notice for each completed year of service from the effective date to an overall cumulative maximum of 24 months of Base Salary; plus, (iii) payment of a prorated portion of any bonuses that the employee is eligible to receive as of the date of termination, calculated to the end of the Severance Period based upon the average incentive compensation paid to the employee in the two years prior to the year in which notice of termination is communicated. For the purposes of the Employment Agreements, the period for which an employee receives notice and/or payment, calculated from the date the employee is advised of the termination of his employment, is the “Severance Period.”

If following a Change of Control (as defined in the Employment Agreements), the Company gives the employee Good Reason to terminate his employment and the related Employment Agreement, and provided the employee exercises that right within two years from the date of the Change of Control, the employee shall be entitled to receive the benefits set forth above, as if the employee’s employment had been terminated on a without cause basis. “Good Reason” means the occurrence of (i) a constructive termination of employment and of the Employment Agreement; (ii) any material and unilateral change in employee’s title, responsibilities, or authority in place at the time of the Change of Control; (iii) any material reduction in the Base Salary paid to employee at the time of the Change of Control; (iv) any termination or material reduction in the aggregate value of the employee benefit programs, including, but not limited to, pension, life, disability, health, medical or dental insurance, in which the employee participated or under which the employee was covered at the time of Change of Control; or (v) the employee’s assignment to any significant, ongoing duties inconsistent with his skills, position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any other action by the Company, which results in material diminution of such position.

The Employment Agreements provide for a base salary of USD$300,000 for E. Brandon Robinson; $CAD275,000 for Brian Merker, and $CAD240,000 for Jason O’Neill (each a “Base Salary”). Possible annual performance bonuses and equity grants under the 2023 Equity Incentive Plan, as amended, are to be determined by the Company’s Compensation Committee.

Contractor Agreement

In connection with the Closing of the Business Combination, the Company entered into a Contractor Agreement (the “Contractor Agreement”), dated January 12, 2024 (the “Effective Date”), by and among the Company, 2195790 Alberta Inc. (the “Contractor”) and Stewart Lee (the “Keyman”). Pursuant to the Contractor Agreement, the Contractor will be providing certain services (the “Services”) as the Head of People & Strategy through the Keyman. The term of the Contractor Agreement began on the Effective Date and unless earlier terminated, will automatically expire on December 31, 2025 (the “Expiry Date”) and may be extended by mutual agreement in writing. The Company will pay the Contractor for the performance of the Services fees in the amount of $CAD180.00 per hour (the “Fees”).

The Contractor Agreement may be terminated by mutual agreement; for convenience by either party upon the delivery of, (i) if by the Contractor, 90 calendar days’ prior written notice to the Company, and if by the Company, 60 calendar days’ prior written notice to the Contractor; or by the Company for material breach. Upon the expiration or earlier termination of the Contractor Agreement for any reason, the Company will provide the Contractor with only the Fees accrued and owing to the Contractor up to and including the Expiry Date or earlier termination date.

Outstanding Equity Awards as of May 31, 2025

The following table sets forth information regarding outstanding option awards held by the named executive officers as of May 31, 2025. The applicable vesting provisions are described in the footnote following the table.

Option Awards					Stock Awards
Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)	Option exercise price (USD$) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares or units of stock that have not vested ($) (h)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (j)
Brandon Robinson(1)	95,476	47,737	—	$0.55	August 2, 2030	—	$145,835	—	—
	—	400,000	—	$0.61	February 2, 2035	100,000	—	—	—
Jason O’Neill(1)	97,502	48,750	—	$0.55	August 2, 2030	74,000	107,918	—	—
	—	296,000	—	$0.61	February 2, 2035	—	—	—	—
Brian Merker	33,333	66,667	—	$0.85	May 30, 2034	86,000	125,420	—	—
	—	344,000	—	$0.61	February 2, 2035	—	—	—	—

____________

(1)      Stock options that expire in 2032 were granted at $CAD0.76 per share and converted for purposes of this table at a foreign exchange rate of USD $1.00 to CAD $1.36.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information, as of May 31, 2025, with respect to our Class A Ordinary Shares that may be issued, subject to certain vesting requirements, under existing and future awards under the 2023 Equity Incentive Plan.

	A	B	C
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (USD)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Plan Category
Equity compensation plans approved by security holders	2,483,227	$0.74	2,023,977
Equity compensation plans not approved by security holders	—	—	—
Total	2,483,227		2,023,977

New Horizon Aircraft Ltd. 2023 Equity Incentive Plan

The 2023 Equity Incentive Plan became effective as of the Closing of the Business Combination, after its adoption by the board of directors and shareholders of Pono.

The purpose of the 2023 Equity Incentive Plan is to provide an additional incentive to selected directors, officers, employees, consultants, and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company or its affiliates whose contributions are essential to the growth and success of the business of the Company and its affiliates, in order to strengthen the commitment of such persons to the Company and its affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its affiliates.

The following is a summary of the principal features of the 2023 Equity Incentive Plan. The summary does not purport to be a complete description of all provisions of our 2023 Equity Incentive Plan and is qualified in its entirety by the text of the 2023 Equity Incentive Plan, which is filed as an exhibit to our Annual Report.

General

The purpose of the 2023 Equity Incentive Plan is to secure for the Company and its shareholders the benefits inherent in share ownership by the employees and directors of the Company and its affiliates who, in the judgment of the Board, will be largely responsible for its future growth and success, to provide incentives to the interests of employees, officers and directors that align their interests to the interests of the shareholders. These incentives are provided through the grant of stock options, deferred share units, restricted share units (time based or in the form of performance share units) and share awards (collectively, the “Awards”).

Eligibility to Receive Awards

As of the date of this Proxy Statement, approximately 25 persons are eligible to receive awards under the 2023 Equity Incentive Plan, including three of the Company’s named executive officers, two other executive officers who are not named executive officers, 14 employees of the Company (excluding named executive officers and other executive officers), and six consultants, advisors and other service providers. Incentive stock options may only be granted to employees of the Company or of a present or future parent or subsidiary corporation as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended (the “Code”), and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.

Share Issuance Limits

The aggregate number of ordinary shares that may be subject to issuance under the 2023 Equity Incentive Plan is 5,277,452. The 2023 Equity Incentive Plan has an automatic “evergreen” clause which provides for an annual increase to be added to the 2023 Equity Incentive Plan on the first day of the Company’s fiscal year, commencing on January 1, 2026 and continuing for each fiscal year until, and including, January 1, 2034, equal to the lesser of (i) 5% of the outstanding shares of all classes of Company ordinary shares on such date and (ii) the number of Class A Ordinary Shares determined by the Board.

Stock Options

Option Grants

The 2023 Equity Incentive Plan authorizes the Board to grant options. The number of ordinary shares, the exercise price per ordinary share, the vesting period and any other terms and conditions of options granted pursuant to the 2023 Equity Incentive Plan, from time to time are determined by the board at the time of the grant, subject to the defined parameters of the 2023 Equity Incentive Plan. The date of grant for the Options shall be the date such grant was approved by the Board.

Exercise Price

The exercise price of any Option cannot be less than the closing price on the Nasdaq Capital Market immediately preceding the date of grant (the “Fair Market Value”).

Exercise Period, Blackout Periods and Vesting

Options are exercisable for a period of ten years from the date the option is granted, or such greater or lesser period as determined by the Board. Options may be earlier terminated in the event of death or termination of employment or appointment. Vesting of Options is determined by the Board.

The right to exercise an option may be accelerated in the event a takeover bid in respect of the ordinary shares is made or other change of control transaction.

Pursuant to the 2023 Equity Incentive Plan, with respect to options held by participants who are not U.S. taxpayers, when the expiry date of an Option occurs during, or within nine (9) business days following, a “blackout period”, the expiry date of such option is deemed to be the date that is ten (10) business days following the expiry of such blackout period. Blackout periods are imposed by the Company to restrict trading of the Company’s securities by directors, officers, employees and certain others who hold options to purchase ordinary shares, in accordance with the Company’s insider trading policy and similar policies in effect from time to time, in circumstances where material non-public information exists, including where financial statements are being prepared but results have not yet been publicly disclosed.

Cashless Exercise Rights

Cashless exercise rights may also be granted under the 2023 Equity Incentive Plan, at the discretion of the Board, to an optionee in conjunction with, or at any time following the grant of, an Option. Cashless exercise rights under the 2023 Equity Incentive Plan effectively allow an optionee to exercise an Option on a “cashless” basis by electing to relinquish, in whole or in part, the right to exercise such Option and receive, in lieu thereof, a number of fully paid ordinary shares. The number of ordinary shares issuable on the cashless exercise right is equal to the quotient obtained by dividing the difference between the aggregate Fair Market Value and the aggregate option price of all ordinary shares subject to such option by the Fair Market Value of one (1) ordinary share.

Termination or Death

If an optionee dies while employed by the Company, any Option held by him or her will be exercisable for a period of 6 months or prior to the expiration of the Options (whichever is sooner) by the person to whom the rights of the optionee shall pass by will or applicable laws of descent and distribution. If an optionee is terminated for cause, no Option will be exercisable unless the Board determines otherwise. If an optionee ceases to be employed or engaged by the Company for any reason other than cause or death, then the options will be exercisable for a period of 90 days or prior to the expiration of the Options (whichever is sooner).

Restricted Share Units (“RSU”)

RSU Grant

The 2023 Equity Incentive Plan authorizes the Board to grant RSUs, in its sole and absolute discretion, to any eligible employee or director. Each RSU provides the recipient with the right to receive a cash payment equal to the market value of a Share (or, at the sole discretion of the Board, a Share) as a discretionary payment in consideration of past services or as an incentive for future services, subject to the 2023 Equity Incentive Plan and with such additional provisions and restrictions as the Board may determine. Each RSU grant shall be evidenced by a restricted share unit grant letter which shall be subject to the terms of the 2023 Equity Incentive Plan and any other terms and conditions which the Board deem appropriate.

Vesting of RSUs

Concurrent with the granting of the RSU, the Board shall determine the period of time during which the RSU is not vested and the holder of such RSU remains ineligible to receive ordinary shares. Such period of time may be reduced or eliminated from time to time for any reason as determined by the Board. Once the RSU vests, the RSU is automatically settled through a cash payment equal to the market value of a Share (or, at the sole discretion of the Board, a Share).

Retirement or Termination

In the event the participant retires, dies or is terminated during the vesting period, any unvested RSU held by the participant shall be terminated immediately provided however that the Board shall have the absolute discretion to accelerate the vesting date.

Deferred Share Units (“DSU”)

DSU Grant

The 2023 Equity Incentive Plan authorizes the Board to grant DSUs, in its sole and absolute discretion in a lump sum amount or on regular intervals to eligible directors. Each DSU grant shall be evidenced by a DSU grant letter which shall be subject to the terms of the 2023 Equity Incentive Plan and any other terms and conditions which the Board, on recommendation of the Committee, deem appropriate. A DSU entitles the recipient to receive, for each DSU redeemed, a cash payment equal to the market value of a share; alternatively, the Company may, at its sole discretion, elect to settle all or any portion of the cash payment obligation by the issuance of Shares from treasury.

Vesting of DSUs

A Participant is only entitled to redemption of a DSU when the eligible director ceases to be a director of the Company for any reason, including termination, retirement or death. DSUs of an eligible director who is a U.S. Taxpayer shall be redeemed and settled by the Company as soon as reasonably practicable following the separation from service.

Performance Share Units (“PSU”)

PSU Grant

The 2023 Equity Incentive Plan authorizes the Board to grant PSUs, in its sole and absolute discretion in a lump sum amount or on regular intervals to eligible employees and directors. Each PSU grant shall be evidenced by a PSU grant letter which shall be subject to the terms of the 2023 Equity Incentive Plan and any other terms and conditions which the Board deems appropriate. A PSU entitles the recipient to receive, for each PSU redeemed, one Class A ordinary share.

Vesting of PSUs

A Participant is only entitled to redemption of a PSU when the related PSU vesting conditions have been met, which are defined in the Board’s sole discretion at the time of issuance.

Retirement or Termination

In the event the participant retires, dies or is terminated during the vesting period, any unvested PSU held by the participant shall be terminated immediately, provided, however, that the Board shall have the absolute discretion to accelerate the vesting date.

Share Awards

The Board, on the recommendation of the compensation committee, shall have the right, subject to the limitations set forth in the 2023 Equity Incentive Plan, to issue or reserve for issuance, for no cash consideration, to any eligible person, any number of Shares as a discretionary bonus of Shares subject to such provisos and restrictions as the Board may determine. The aggregate number of Shares that may be issued as Share Awards is 1,000,000.

Provisions Applicable to all Grant of Awards

Participation Limits

The aggregate number of ordinary shares that may be issued and issuable under the 2023 Equity Incentive Plan together with any other securities-based compensation arrangements of the Company, as applicable:

(a)     to insiders shall not exceed 10% of the Company’s outstanding issue from time to time;

(b)    to insiders within any one-year period shall not exceed 10% of the Company’s outstanding issue from time to time; and

(c)     to insiders within any one-year period, shares issuable under Awards under this 2023 Equity Incentive Plan shall not exceed 5% of the Company outstanding issue from time to time.

Any Award granted pursuant to the 2023 Equity Incentive Plan, prior to a participant becoming an insider, shall be excluded from the purposes of the limits set out in (a) and (b) above. The aggregate number of Options that may be granted under the 2023 Equity Incentive Plan to any one non-employee director of the Company within any one-year period shall not exceed a maximum value of $CAD150,000 worth of securities, and together with any Restricted Share Rights and Deferred Share Units granted under the 2023 Equity Incentive Plan and any securities granted under all other securities-based compensation arrangements, such aggregate value shall not exceed $CAD200,000 in any one-year period.

Transferability

Pursuant to the 2023 Equity Incentive Plan, any Awards granted to a participant shall not be transferable except by will or by the laws of descent and distribution. During the lifetime of a participant, Awards may only be exercised by the Participant.

Amendments to the 2023 Equity Incentive Plan

The Board may amend, suspend or terminate the 2023 Equity Incentive Plan or any Award granted under the 2023 Equity Incentive Plan without shareholder approval, including, without limiting the generality of the foregoing: (i) changes of a clerical or grammatical nature; (ii) changes regarding the persons eligible to participate in the 2023 Equity Incentive Plan; (iii) changes to the exercise price; (iv) vesting, term and termination provisions of Awards; (v) changes to the cashless exercise right provisions; (vi) changes to the authority and role of the Board under the 2023 Equity Incentive Plan; and (vii) any other matter relating to the 2023 Equity Incentive Plan and the Awards granted thereunder, provided however that:

(a)     such amendment, suspension or termination is in accordance with applicable laws and the rules of any stock exchange on which the Company’s shares are listed;

(b)    no amendment to the 2023 Equity Incentive Plan or to an Award granted thereunder will have the effect of impairing, derogating from or otherwise adversely affecting the terms of an Award which is outstanding at the time of such amendment without the written consent of the holder of such Award;

(c)     the expiry date of an Option shall not be more than ten (10) years from the date of grant of such Option, provided, however, that at any time the expiry date should be determined to occur either during a blackout period or within ten business days following the expiry of a blackout period, the expiry date of such Option shall be deemed to be the date that is the tenth business day following the expiry of the blackout period;

(d)    the Board shall obtain shareholder approval of:

(i)     any amendment to the aggregate number of shares issuable under the 2023 Equity Incentive Plan;

(ii)    any amendment to the limitations on shares that may be reserved for issuance, or issued, to insiders;

(iii)   any amendment that would reduce the exercise price of an outstanding Option other than pursuant to a declaration of stock dividends of shares or consolidations, subdivisions or reclassification of shares, or otherwise, the number of Shares available under the 2023 Equity Incentive Plan; and

(iv)   any amendment that would extend the expiry date of any Option granted under the 2023 Equity Incentive Plan except in the event that such option expires during or within ten (10) business days following the expiry of a blackout period.

If the 2023 Equity Incentive Plan is terminated, the provisions of the 2023 Equity Incentive Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force on the date of termination will continue in effect as long as any Award pursuant thereto remain outstanding.

Administration

The 2023 Equity Incentive Plan is administered by the Board, which may delegate its authority to a committee or plan administrator. Subject to the terms of the 2023 Equity Incentive Plan, applicable law and the rules of Nasdaq, the Board (or its delegate) will have the power and authority to: (i) designate the eligible participants who will receive Awards, (ii) designate the types and amount of Award to be granted to each participant, (iii) determine the terms and conditions of any Award, including any vesting conditions or conditions based on performance of the Company or of an individual (“Performance Criteria”); (iv) interpret and administer the 2023 Equity Incentive Plan and any instrument or agreement relating to it, or any Award made under it; and (v) make such amendments to the 2023 Equity Incentive Plan and Awards as are permitted by the 2023 Equity Incentive Plan and the rules of the SEC and Nasdaq.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2023 Equity Incentive Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances. The summary assumes that awards granted under the 2023 Equity Incentive Plan to U.S. taxpayers will be exempt from, or will comply with, Section 409A of the Code. If an award is not either exempt from, or in compliance with Section 409A, less favorable tax consequences may apply.

Nonstatutory Stock Options.

Options granted under the 2023 Equity Incentive Plan will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price and the Company generally will be allowed a compensation expense deduction for the amount that the optionee recognizes as ordinary income. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

Restricted Share Rights, Performance Awards and Dividend Equivalents.

Recipients of grants of restricted stock units, performance awards or dividend equivalents (collectively, “deferred awards”) will not incur any federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the award. Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income. Shares to be received pursuant to a deferred award generally become payable on the date or payment event, as specified in the applicable award agreement. For awards that are payable in shares, a participant’s tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Share Awards

If a Share Award is payable in Shares that is subject to a substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the fair market value of the Shares received (determined as of the first time the Shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier). The holder’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired pursuant to a Share Award will be the amount ordinary income recognized either when the Shares are received or when the Shares are vested.

Section 409A.

Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Except for DSUs, Awards granted under the 2023 Equity Incentive Plan do not have any deferral feature that is subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.

Tax Effect.

The Company generally will be entitled to a tax deduction in connection with an award under the 2023 Equity Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules could limit the deductibility of compensation paid to the Company’s chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF THE U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMBINED COMPANY UNDER THE 2023 EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

New Plan Benefits

Any awards under the 2023 Equity Incentive Plan will be subject to the discretion of the Compensation Committee, and therefore, it is not currently possible to determine the amount of future awards. Accordingly, it is not possible to determine the amounts that will be received by officers, directors or other eligible individuals under the 2023 Equity Incentive Plan.

Option Grant Table

The following table shows the number of shares subject to option grants made under the 2023 Equity Incentive Plan to our executive officers and the other individuals and groups indicated, from the date of the 2023 Equity Incentive Plan’s inception through the date of this Proxy Statement.

Name and Position	Aggregate Number of Shares Underlying Options Granted
Brandon Robinson, Chief Executive Officer & Director	543,212
Jason O’Neill, Chief Operating Officer & Director	442,251
Brian Merker, Chief Financial Officer	444,000
All executive officers as a group	1,821,918
Non-executive director group	—
Trisha Nomura, Director Nominee	—
John Pinsent, Director Nominee	—
Each Associate of any such Director, Executive Officer or Nominees	—
Each other Person who received or is to receive 5% of such awards	—
Non-executive officer employee group	661,309

Compensation Committee Interlocks and Insider Participation

See the section entitled “Corporate Governance — Compensation Committee Interlocks and Insider Participation” which is incorporated herein by reference.

PROPOSAL 3
AMENDMENT TO THE NEW HORIZON AIRCRAFT LTD. EMPLOYEE STOCK PURCHASE PLAN

General

The New Horizon Aircraft Ltd. Employee Stock Purchase Plan (the “ESPP”) was adopted by the Board of Directors effective May 1, 2024, and the Company is seeking shareholder approval of such plan. The ESPP provides eligible employees of the Company and its designated affiliates with the opportunity to acquire the Company’s Class A Ordinary Shares through payroll contributions, matched by the Company, up to a defined maximum percentage of the employee’s base salary. The acquisition of Class A Ordinary Shares is through open market purchases executed by a broker acting on behalf of the Company.

The purpose of the ESPP is to retain and incentivize eligible employees by aligning their interests with those of the Company and its shareholders. By facilitating regular purchases of the Company’s Class A Ordinary Shares, the Plan encourages long-term commitment and participation in the Company’s growth and success.

Description of the ESPP

The following is a summary of the principal features of the ESPP. The summary does not purport to be a complete description of all provisions of the ESPP and is qualified in its entirety by the text of the ESPP, which is attached as Annex A to this Proxy Statement.

Administration

The ESPP is administered by the Board, which may delegate authority to the Compensation Committee or other designated officers. The Board has broad powers to interpret, amend, and manage the ESPP, including the power to: (1) construe and interpret the ESPP, and to establish, amend and revoke rules and regulations for its administration, including the power to correct any defect, omission or inconsistency in the ESPP, in a manner and to the extent it deems necessary or expedient to make the ESPP fully effective; (2) settle all controversies regarding the ESPP and Class A Ordinary Shares procured under the ESPP; (3) suspend or terminate the ESPP at any time as provided in the ESPP; (4) amend the ESPP at any time as provided in ESPP; (5) exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and to carry-out the intent that the ESPP be treated as an employee stock purchase plan; and (6) adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the ESPP by employees located in different jurisdictions.

Eligibility

Only employees of the Company or its designated affiliates may participate in the ESPP.

Plan Structure

On the second payroll cycle of each month in which the Company processes payments in exchange for services to employees, a broker executes open market purchases of Class A Ordinary Shares on behalf of the Company. Contributions are made via payroll deductions, with the Company matching 50% of the amount contributed by each eligible employee, up to: (1) 10% of the employee’s base salary for the Company’s named executive officers, and (2) 6% of the employee’s base salary for all other employees. Shares acquired through Company matching contributions may be subject to a 12-month holding period (the “Holding Period”).

Participation and Termination

An eligible employee may elect to participate in the ESPP and authorize payroll deductions as the means of making contributions by completing and delivering to the Company or a Company designee, an enrollment form provided by the Company or Company designee. The enrollment form specifies the percentage amount of contributions to purchase Class A Ordinary Shares, such amount not to exceed the maximum amount permitted by the ESPP.

A participant may cease making contributions and withdraw from the ESPP by delivering to the Company or a Company designee a withdrawal form provided by the Company. A participant’s withdrawal from the ESPP may restrict the participant’s ability to rejoin the ESPP for a period of 12 months.

Participation in the ESPP will terminate immediately if the participant is no longer an employee for any reason or for no reason (subject to any post-employment participation period required by applicable law), or is otherwise no longer eligible to participate.

If an employee ceases participation prior to the expiration of the Holding Period, the employee will not be eligible to receive those shares and the taxable benefit recorded will be reversed. Those shares will be sold in the open market with funds returned to the Company.

Beneficiaries

Participants may designate beneficiaries to receive shares or contributions in the event of death. In the absence of a valid designation, the Company may transfer shares to the estate or, at its discretion, to a spouse, dependent, or relative.

Amendments and Termination

The Board may amend, suspend, or terminate the Plan at any time. Certain amendments may require shareholder approval, in accordance with applicable law. The Board may also establish procedures to address currency exchange, contribution errors, and other administrative matters.

Taxes

The Company disclaims any obligation to maintain favorable tax treatment. Participants are responsible for satisfying all tax-related obligations, which may be fulfilled through salary withholding or other approved methods.

New Plan Benefits

Any awards under the ESPP will be subject to the discretion of each participating employee, and therefore, it is not currently possible to determine the amount of future awards. Accordingly, it is not possible to determine the amounts that will be received by officers, directors or other eligible individuals under the ESPP at this time.

Required Vote and Recommendation of the Board for Proposal 3

For Proposal 3 to be approved, we must receive a FOR vote from the holders of at a majority of all those outstanding shares that are present or represented by proxy at the Annual Meeting and are cast either affirmatively or negatively on Proposal 3. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted FOR Proposal 3 at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

The Board unanimously recommends that you vote FOR Proposal 3.

SHAREHOLDER PROPOSALS

Proposals to be Included in Our Proxy Statement

If you want to submit a proposal for inclusion in our Proxy Statement for the 2026 annual meeting of shareholders, you may do so by following the procedures in Rule 14a-8 under the Exchange Act and section 188 of the BCBCA. To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address: New Horizon Aircraft Ltd., 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer, no later than            , 2025 (120 days before the anniversary of this year’s mailing date). If the date of the 2025 annual meeting has been changed by more than 30 days from the anniversary of the date of the 2025 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials, which in the Company’s opinion would be no less than 120 days before that date.

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

For a shareholder proposal to be eligible under the BCBCA for the 2026 annual meeting, the shareholder proposal must be received at the Company’s registered office, at the following address: Suite 2300, 550 Burrard Street, Vancouver, British Columbia V6C 2B5, no later than July 28, 2026, which is 3 months before the anniversary of this year’s annual general meeting. In addition, the proposal must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate: (a) constitute at least 1% of our issued Class A Ordinary Shares that have the right to vote at general meetings; or (b) have a fair market value in excess of C$2,000. For the submitter or a qualified shareholder to be eligible to sign the proposal, that shareholder must have been the registered shareholder or beneficial owner entitled to vote at our annual general meetings for an uninterrupted period of at least two years before the date the proposal is signed.

The proposal must be accompanied by a declaration from the submitter and each supporter, signed by the submitter or supporter, as the case may be, or, in the case of a submitter or supporter that is a corporation, by a director or senior officer of the signatory: (i) providing the name of and a mailing address for that signatory; (ii) declaring the number and class or series of shares carrying the right to vote at general meetings that are owned by that signatory as a registered owner or beneficial owner; and (iii) unless the name of the registered owner has already been provided, providing the name of the registered owner of those shares. A proposal may be accompanied by one written statement in support of the proposal. The proposal and, if any, the statement, together, must not exceed 1,000 words in length (excluding signatures and the declarations referred to above).

Proposals to be Considered at a Meeting but not Included in Our Proxy Statement

For any proposal that is not submitted for inclusion in next year’s proxy statement pursuant to Rule 14a-8 (as described above) but is instead sought to be presented directly at the 2026 annual meeting, the federal securities laws require shareholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4(c) of the Exchange Act), be received at the Company’s principal executive office, at the following address: New Horizon Aircraft Ltd., 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer, no later than 45 days before the anniversary of this year’s mailing date. If the date of the 2026 annual meeting has changed more than 30 days from the prior year, then notice must be received a reasonable time before the registrant sends its proxy materials for the current year, which in the Company’s opinion would be no less than 45 days before that date. If a shareholder fails to provide timely notice of a proposal to be presented at the 2026 annual meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

Director Nominations

Pursuant to our Articles, shareholders who wish to nominate persons for election to the Board at the 2026 annual meeting of shareholders must deliver written notice of the nomination to the Company at New Horizon Aircraft Ltd., at 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer, not less than 30, nor more than 65 days prior to the date of the 2026 annual meeting of shareholders; provided, however, that in the event that the 2026 annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the 2026 annual meeting was made, notice by the nominating shareholder may be made not later than the close of business on the 10th day following the Notice Date.

In addition to satisfying the requirements of the Articles, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide notice to the Company in accordance with Rule 14a-19 under the Exchange Act not less than 60 days prior to the anniversary of this year’s annual meeting date, or August 29, 2026. The advance notice requirement under Rule 14a-19 does not override or supersede the notice requirement under the Company’s Articles.

OTHER MATTERS

This Proxy Statement and the Annual Report are available at our corporate website at www.horizonaircraft.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov and on SEDAR+ at www.sedarplus.ca.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” contained in this Proxy Statement specifically is not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.” In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

As previously noted, our Annual Report is available at www.proxyvote.com. The Annual Report does not include exhibits (other than certain certifications) but does include a list of exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, upon our receipt of the written request of that person, a copy of the exhibits to our Annual Report for a charge of 10 cents per page. Please direct your request to New Horizon Aircraft Ltd., 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:

Investor Relations
New Horizon Aircraft Ltd.
3187 Highway 35
Lindsay, Ontario, K9V 4R1
(613) 866-1935
IR@horizonaircraft.com

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by signing and returning the enclosed proxy card, so your shares will be represented at the Annual Meeting.

Annex A

New Horizon Aircraft ltd.

Employee Stock purchase Plan

Adopted by the Board of Directors Effective: May 1, 2024

Approved by the Stockholders: effective May, 1 2024

I.           PURPOSE

The Employee Stock Ownership Plan (“ESPP”) provides a means by which Eligible Employees of the Company may acquire shares of Common Stock. The Plan provides that the Company will match Eligible Employees procurement of Common Shares of the Company under an Employee Stock Purchase Plan, up to a defined maximum amount.

The Company, by means of the Plan, seeks to retain the services of Eligible Employees, to secure and retain the services of new Employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

II.          Administration

The Board has responsibility for administering the Plan. By delegation of the Board, the Company’s Compensation Committee may administer the Plan.

The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan as noted below:

a)    To construe and interpret the Plan, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective;

b)   To settle all controversies regarding the Plan and Common Shares procured under the Plan;

c)    To suspend or terminate the Plan at any time as provided in Section V;

d)   To amend the Plan at any time as provided in Section VIII;

e)    Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and to carry-out the intent that the Plan be treated as an ESPP.

f)    To adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees located in different jurisdictions. Without limiting the generality of, and consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible earnings, handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements.

The Board, and by extension, the Compensation Committee, may delegate some or all of its authority under the Plan to one or more Officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation.

All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding, and conclusive on all persons.

III.        Eligibility

Participation in the Plan may be granted only to Employees of the Company or, as the Board may designate in accordance with Section II, to Employees of a Related Corporation or an Affiliate. This ESPP is designed to comply with the coverage and participation requirements specified in in Sections 423(b)(3) and 423(b)(5) of the Code.

Annex A-1

IV.         Plan Structure

The Company will procure Common Shares from the Open Market on behalf of Participants on each Payroll Date using the following criteria:

a)    For Executive Management, an amount of up to 10%, such exact percentage to be determined by each Eligible Employee, of an Eligible Employee’s Base Salary, with such amount to be paid for half by the Company and half by the Eligible Employee; and

b)   For all other Employees, an amount of up to 6%, such exact percentage to be determined by each Eligible Employee, of an Eligible Employee’s Base Salary, with such amount to be paid for half by the Company and half by the Eligible Employee.

The stock purchasable under the Plan will be shares of authorized and issued reacquired Common Shares on the Open Market.

Common Shares procured by the Company in connection with matching contributions may be restricted from sale by an Eligible Employee until such time as the Eligible Employee has been a participant in the ESPP for a period of 12 months.

Eligible Participants in the Plan may be permitted to have Contributions designated as Registered Retirement Savings Account Contributions or such other permitted retirement designated accounts in accordance with relevant jurisdictional requirements.

V.           Participation and Termination

An Eligible Employee may elect to participate in the ESPP and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company or a Company designee, an enrollment form provided by the Company or Company designee. The enrollment form will specify the percentage amount of Contributions, such amount not to exceed the maximum amount permitted by the Plan.

A Participant may cease making Contributions and withdraw from the Plan by delivering to the Company or a Company designee a withdrawal form provided by the Company. A Participant’s withdrawal from the Plan may restrict the Participant’s ability to rejoin the Plan for a period of 12 months.

Participation in the Plan will terminate immediately if the Participant:

a)    is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by Applicable Law); or

b)   is otherwise no longer eligible to participate.

If an employee ceases participation prior to the Vesting period concluding, the employee will not be eligible to receive those shares and the taxable benefit recorded will be reversed. Those shares will be sold in the open market with funds returned to the Company.

Unless otherwise required by Applicable Law, the Company will have no obligation to pay interest on Contributions during the intervening period of the Payroll Date and the Procurement Date.

VI.        Covenants of the Company

The Company will seek to obtain from each federal, provincial or state, foreign or other regulatory commission, agency or other Governmental Body having jurisdiction over the Plan such authority as may be required to procure shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so is not practical or would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the lawful procurement of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability.

Annex A-2

VII.       Beneficiaries

The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan in the event the Participant dies. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

If a Participant dies, and in the absence of a valid beneficiary designation, any shares of Common Stock held within the Plan by the Participant will be transferred to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions, without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

VIII.     Amendments and terminations

The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by Applicable Law. The Board may suspend or terminate the Plan at any time.

The Board will be entitled to:

a)    establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars;

b)   permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections;

c)    establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts procured for each Participant properly correspond with amounts withheld from the Participant’s Contributions; and

d)   establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan.

IX.        Taxes

The Company makes no representation and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.

Each Participant will make arrangements, satisfactory to the Company and any applicable Related Corporation, to enable the Company or the Related Corporation to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, in the Company’s sole discretion and subject to Applicable Law, such withholding obligation may be satisfied in whole or in part by

a)    withholding from the Participant’s salary or any other cash payment due to the Participant from the Company or a Related Corporation; or

b)   any other method deemed acceptable by the Board.

X.          Effective Date of Plan

The Plan will become effective on the Effective Date.

XI.        Miscellaneous Provisions

The Plan does not constitute an employment contract. Nothing in the Plan will in any way alter the at-will nature of a Participant’s employment or amend a Participant’s employment contract, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation or an Affiliate, or on the part of the Company, a Related Corporation or an Affiliate to continue the employment of a Participant.

Annex A-3

The provisions of the Plan will be governed by the laws of the province of British Columbia without resort to that province’s conflicts of laws rules.

If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.

If any provision of the Plan does not comply with Applicable Law, such provision shall be construed in such a manner as to comply with Applicable Law.

XII.       Definitions

As used in this Plan, the following definitions will apply to the capitalized terms indicated below:

Affiliate means any entity, other than a Related Corporation, whether now or subsequently established, which is at the time of determination, a “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

Applicable Law means shall mean any applicable securities, federal, provincial or state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the Nasdaq Stock Market).

Board means the board of directors of the Company.

Code means the Internal Revenue Code of 1986, as amended.

Compensation Committee means a committee of two or more members of the Board to whom authority has been delegated by the Board.

Common Stock means the Class A ordinary shares of the Company.

Company means New Horizon Aircraft Ltd., a British Columbia, Canada corporation.

Contributions means, collectively, Common Stock purchased by Eligible Employees and the Company under the terms of this ESPP.

Director means a member of the Board.

Effective Date means the effective date of this Plan, which is May 1, 2024.

Eligible Employee means an Employee who meets the requirements of participation in the ESPP.

Employee means any person, including an Officer or Director, who is employed by the Company or a Related Corporation.

Exchange Act means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

Executive Management means named executive officers as that definition is applied by the Securities Act.

Governmental Body means any:

a)    nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature;

b)   federal, provincial or state, local, municipal, foreign or other government;

Annex A-4

c)    governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and tax authority) or other body exercising similar powers or authority; or

d)   self-regulatory organization (including the Nasdaq Stock Market).

Officer means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.

Open Market means a stock exchange in which the Company’s Common Stock is actively traded.

Participant means an Eligible Employee actively contributing to the Plan.

Payroll Date means the second payroll cycle of each month in which the Company processes payments in exchange for services to Employees.

Plan means this New Horizon Aircraft Ltd. Employee Stock Ownership Plan, as amended from time to time.

Procurement Date means each date in which the Company acquires Common Stock on behalf of Eligible Employees.

Registered Retirement Savings Plan has the meaning defined by the Canada Revenue Agency for purposes of retirement savings accounts for Eligible Employees.

Related Corporation means any parent corporation or subsidiary corporation of the Company, whether now or subsequently established, as those terms are defined in related regulatory frameworks.

Securities Act means the U.S. Securities Act of 1933, as amended.

Tax-Related Items means any income tax, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan.

Annex A-5

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet, Smartphone or Tablet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail NEW HORIZON AIRCRAFT LTD. Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 24, 2025. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/newhorizonaircraft/2025 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY Proposal 1: To elect two Class II directors nominated by our Board and named in this proxy statement to serve until our 2028 annual meeting of shareholders. Class II Directors: John Maris Jameel Janjua FOR ALL WITHHOLD ALL FOR ALL EXCEPT To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name(s) of the nominee(s) on the line below. Proposal 2: To appoint MNP LLP as our auditor and independent registered public accounting firm for the year ending May 31, 2026. Please mark your votes like this Proposal 3: To approve the New Horizon Aircraft Ltd. Employee Stock Purchase Plan. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly, Date__________, 2025. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2025 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held November 25, 2025 The Proxy Statement and our 2025 Annual Report to Shareholders are available at https://www.cstproxy.com/newhorizonaircraft/2025 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED NEW HORIZON AIRCRAFT LTD. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints E. Brandon Robinson and Brian Merker, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Class A ordinary shares of New Horizon Aircraft Ltd., held of record by the undersigned at the close of business on November 12, 2025 at the Annual Meeting of Shareholders of New Horizon Aircraft Ltd. to be held on November 25, 2025, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING TWO CLASS II DIRECTORS, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side)